As filed with the Securities and Exchange Commission on June 28, 2004


                                                              File No. 333-69365
                                                               File No. 811-9165

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                           Pre-Effective Amendment No.                      [ ]


                         Post-Effective Amendment No. 10                    [X]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                                Amendment No. 12                            [X]


                            KELMOORE STRATEGIC TRUST
               (Exact Name of Registrant as Specified on Charter)

                        2471 E. Bayshore Road, Suite 501
                           Palo Alto, California 94303
          (Address of Principal Executive Offices, including Zip Code)

                          (800) 486-3717 (Registrant's
                                Telephone Number)

                            Matthew Kelmon, President
                            Kelmoore Strategic Trust
                        2471 E. Bayshore Road, Suite 501
                           Palo Alto, California 94303
           (Name and Address of Agent for Service, including Zip Code)

                                   Copies to:

                           Catherine S. Wooledge, Esq.
                        Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box).


     [X] immediately upon filing pursuant to paragraph (b) of Rule 485


     [ ] on (date) pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                            Kelmoore Strategic Trust


                                    [Graphic]







                                   Prospectus

                            Kelmoore Strategy(R) Fund
                         Kelmoore Strategy(R) Eagle Fund
                        Kelmoore Strategy(R) Liberty Fund


                                 ---------------


                              J U N E  2 8,  2 0 0 4


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    Contents



WHAT ARE THE FUNDS?                                                                                              4
----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND                                                                                        4
----------------------------------------------------------------------------------------------------------------------
                                        What is the Kelmoore Strategy(R)Fund's Primary Goal?                     4
                                        What is the Kelmoore Strategy(R)Fund's Principal Strategy?               4
                                        What are the Kelmoore Strategy(R)Fund's Principal Risks?                 5
                                        Who may want to invest in the Kelmoore Strategy(R)Fund?                  6

KELMOORE STRATEGY(R) EAGLE FUND                                                                                  6
----------------------------------------------------------------------------------------------------------------------
                                        What is the Kelmoore Strategy(R)Eagle Fund's Primary Goal?               6
                                        What is the Kelmoore Strategy(R)Eagle Fund's Principal                   6
                                         Strategy?
                                        What are the Kelmoore Strategy(R)Eagle Fund's Principal Risks?           7
                                        Who may want to invest in the Kelmoore Strategy(R)Eagle Fund?            8

KELMOORE STRATEGY(R) LIBERTY FUND                                                                                9
----------------------------------------------------------------------------------------------------------------------
                                        What is the Kelmoore Strategy(R)Liberty Fund's Primary Goal?             9
                                        What is the Kelmoore Strategy(R)Liberty Fund's Principal                 9
                                         Strategy?

                                        What are the Kelmoore Strategy(R)Liberty Fund's Principal               10
                                         Risks?
                                        Who may want to invest in the Kelmoore Strategy(R)Liberty Fund?         11

RISK/RETURN BAR CHARTS AND TABLES                                                                               11
----------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS                                                                                  15
----------------------------------------------------------------------------------------------------------------------
                                        Shareholder Fees                                                        15
                                        Annual Fund Operating Expenses                                          15
                                        Example                                                                 16

PRINCIPAL STRATEGY                                                                                              16
----------------------------------------------------------------------------------------------------------------------

PRINCIPAL RISKS                                                                                                 19
----------------------------------------------------------------------------------------------------------------------

SECONDARY STRATEGY                                                                                              20
----------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS                                                                                         21
----------------------------------------------------------------------------------------------------------------------
                                        Investment Advisor                                                      21
                                        Portfolio Manager                                                       22

                                        Brokerage Commissions                                                   22

YOUR INVESTMENT                                                                                                 23
----------------------------------------------------------------------------------------------------------------------
                                        How to Buy Shares                                                       23
                                        How to Sell Shares                                                      29

TRANSACTION POLICIES                                                                                            31
----------------------------------------------------------------------------------------------------------------------

SHAREHOLDER SERVICES                                                                                            32
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES                                                                                         33
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                                                            35
----------------------------------------------------------------------------------------------------------------------

PRIVACY NOTICE                                                                                                  39
----------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION                                                                                            41
----------------------------------------------------------------------------------------------------------------------

                                        Shareholder Reports                                                     41

                                        Statement of Additional Information                                     41

SUMMARY

WHAT ARE THE FUNDS?


        The Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund (each, a "Fund" and collectively, the "Funds") are each "non-diversified" series of Kelmoore Strategic Trust, an open-end management investment company, commonly known as a mutual fund. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

KELMOORE STRATEGY(R) FUND

WHAT IS THE KELMOORE STRATEGY(R) FUND'S PRIMARY GOAL?


        The Fund's primary goal is to maximize realized gains from writing covered call options on common stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.


WHAT IS THE KELMOORE STRATEGY(R) FUND'S PRINCIPAL STRATEGY?

        The principal strategy of the Kelmoore Strategy(R) Fund is to purchase the common stocks of a limited number of large cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and to continually sell or "write" related covered call options against substantially all the shares of stock it owns. The Fund consists primarily of large cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources and Technology.


        When the Fund purchases a stock, it simultaneously writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


        To maximize option premiums generated, the Fund writes as many covered call options as it can on the stocks the Fund owns. The Fund writes options of a duration and exercise price that Kelmoore Investment Company, Inc. (the "Advisor") believes should provide the Fund with the highest expected return.

        The Advisor may seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments.

        The Fund typically holds no more than forty common stocks, although this number may fluctuate at the discretion of the Advisor. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:


        o considered to be industry leaders
        o have strong financial fundamentals
        o are widely-held and have a high daily trading volume

        o are multi-national corporations


WHAT ARE THE KELMOORE STRATEGY(R) FUND'S PRINCIPAL RISKS?

        As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. If the net asset value of your shares declines below the price you paid in excess of distributions reinvested, you will lose money. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:


        RISKS OF INVESTING IN STOCKS:

        o issuer concentration risk, as the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the Fund, therefore, could fluctuate in value more than an investment in a diversified fund

        o stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions
        o selection risk, or the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market

        o financial services industry risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock
        o consumer goods industry risks, including the risk that government regulation, the performance of the overall economy, interest rates, competition, consumer confidence or spending, or changes in demographics or consumer preferences may reduce the value of an issuer's stock
        o manufacturing industry risks, including the risk that economic cycles, technical obsolescence, labor relations, or government regulation may reduce the value of an issuer's stock
        o natural resources industry risks, including the risk that international political and economic developments, energy conservation, the success of exploration projects, or tax and other government regulation may reduce the value of an issuer's stock
        o technology industry risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock


        RISKS OF WRITING COVERED CALL OPTIONS:

        o  risk of limiting gains on stocks in a rising market
        o  risk of unanticipated exercise of the option
        o  lack of liquid options market
        o  decreases in option premiums

        OTHER PRINCIPAL RISKS:

        o lack of liquidity in connection with purchases and sales of portfolio securities


        o relatively higher cost of options trades as compared with commissions on stock transactions

        o forced liquidation of securities underlying written options, which causes increased transaction expenses and may give rise to taxable events

        o  loss of part or all of your money invested in the Fund
        o loss of premium related to the purchase of a put option if the option expires out of the money


WHO MAY WANT TO INVEST IN THE KELMOORE STRATEGY(R) FUND?

        Kelmoore Strategy(R) Fund may be appropriate for you if you:

        o can accept the risks of investing in a portfolio of common stocks and their related options
        o can tolerate performance that may vary substantially from year to year
        o can accept variation in the value of the Fund's shares, which could cause a capital loss upon redemption
        o  have a longer-term investment horizon
        o are seeking equity risk mitigation through a covered call option hedging strategy
        o are prepared to receive taxable income and capital-gain distributions in connection with the intent to maximize cash flow or dividend reinvestments
        o are seeking possible long-term capital growth by following a strategy similar to dollar cost averaging whereby the investor engages in a disciplined and continued strategy of reinvesting distributions received from the Fund after the Fund has generated net capital gains from premiums on writing options

        You should NOT invest in the Fund if you are seeking capital appreciation or predictable levels of income or are investing for a short period of time.

KELMOORE STRATEGY(R) EAGLE FUND

WHAT IS THE KELMOORE STRATEGY(R) EAGLE FUND'S PRIMARY GOAL?


        The Fund's primary goal is to maximize realized gains from writing covered call options on common stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.


WHAT IS THE KELMOORE STRATEGY(R) EAGLE FUND'S PRINCIPAL STRATEGY?

        The principal strategy of the Kelmoore Strategy(R) Eagle Fund is to purchase the common stocks of a limited number of mid- and large cap companies with market capitalizations in excess of $1 billion and strong financial fundamentals and to continually sell or "write" related covered call options against substantially all the shares of stock it owns. The Fund consists primarily of mid- and large cap leaders in Technology, Communications, and Financial Services. In addition, the Fund may from time to time purchase a mid- or large cap stock not in the market sectors noted above if particularly attractive options may be sold against the stock.


        When the Fund purchases a stock, it simultaneously writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


        To maximize option premiums generated, the Fund writes as many covered call options as it can on the stocks the Fund owns. The Fund writes options of a duration and exercise price that the Advisor believes should provide the Fund with the highest expected return.

        The Advisor may seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments.

        The Fund typically holds between 30 and 50 common stocks, although this number may fluctuate at the discretion of the Advisor. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $1 billion and tend to have most of the following characteristics:


        o considered to be leading edge companies, which are companies that offer new, innovative, or superior products or services
        o  have a commanding or dominant marketing position
        o  are widely-held and have a high daily trading volume
        o  have strong financial fundamentals

        o have a higher volatility than the stocks selected by the Kelmoore Strategy(R) Fund

WHAT ARE THE KELMOORE STRATEGY(R) EAGLE FUND'S PRINCIPAL RISKS?

        As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. If the net asset value of your shares declines below the price you paid in excess of distributions reinvested, you will lose money. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:


RISKS OF INVESTING IN STOCKS:


        o issuer concentration risk, as the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the Fund, therefore, could fluctuate in value more than an investment in a diversified fund
        o enhanced stock market risk as compared with the Kelmoore Strategy(R) Fund, which is the risk that the price of the securities owned by the Fund may fall to a greater degree than the less volatile stocks held by the Kelmoore Strategy(R) Fund due to changing economic, political or market conditions
        o enhanced selection risk as compared with the Kelmoore Strategy(R) Fund, which is the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole, or certain sectors of the stock market, more substantially than will the stocks or sectors selected by the Kelmoore Strategy(R) Fund
        o mid-cap risk, which is the risk that returns from mid-cap stocks selected by the Fund may underperform the stock market as a whole or certain sectors of the stock market, since mid-cap stocks have historically been more volatile in price than large cap stocks

        o financial risk, or the risk that the stock issuer may file bankruptcy proceedings or be acquired on unfavorable terms to the stockholders

        o technology industry risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock
        o communications industry risks, including the risk that government regulation, failure to obtain or delays in obtaining financing, regulatory approvals, intense competition, product compatibility, consumer preferences, or rapid obsolescence may reduce the value of an issuer's stock
        o financial services industry risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock


        RISKS OF WRITING COVERED CALL OPTIONS:

        o  risk of limiting gains on stocks in a rising market
        o  risk of unanticipated exercise of the option
        o  lack of liquid options market
        o  decreases in option premiums

        OTHER PRINCIPAL RISKS:

        o lack of liquidity in connection with purchases and sales of portfolio securities
        o relatively higher cost of options trades as compared with commissions on stock transactions

        o forced liquidation of securities underlying the written options, which causes increased transaction expenses and may give rise to taxable events

        o  loss of part or all of your money invested in the Fund
        o loss of premium related to the purchase of a put option if the option expires out of the money


WHO MAY WANT TO INVEST IN THE KELMOORE STRATEGY(R) EAGLE FUND?

        Kelmoore Strategy(R) Eagle Fund may be appropriate for you if you:

        o can accept the risks of investing in a portfolio of common stocks and their related options
        o can tolerate performance that may vary substantially from year to year
        o can accept wide variation in the value of the Fund's shares, which could cause a capital loss upon redemption
        o  have a longer-term investment horizon
        o are seeking equity risk mitigation through a covered call option hedging strategy
        o are prepared to receive taxable income and capital-gain distributions in connection with the intent to maximize cash flow or dividend reinvestments
        o are seeking possible long-term capital growth by following a strategy similar to dollar cost averaging whereby the investor engages in a disciplined and continued strategy of reinvesting distributions received from the Fund after the Fund has generated net capital gains from premiums on writing options

You should NOT invest in this Fund if you are seeking capital appreciation or predictable levels of income or are investing for a short period of time.

KELMOORE STRATEGY(R) LIBERTY FUND


WHAT IS THE KELMOORE STRATEGY(R) LIBERTY FUND'S PRIMARY GOAL?

        The Fund's primary goal is to maximize realized gains from writing covered call options on common stocks. The Fund's secondary objective is capital preservation. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

WHAT IS THE KELMOORE STRATEGY(R) LIBERTY FUND'S PRINCIPAL STRATEGY?

        The principal strategy of the Kelmoore Strategy(R) Liberty Fund is to purchase the common stocks of large cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and to continually sell or "write" related covered call options against substantially all the shares of stock it owns. The Fund consists primarily of large cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources, and Technology.


        When the Fund purchases a stock, it simultaneously writes covered call options on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


        To maximize option premiums generated, the Fund writes as many covered call options as it can on the stocks the Fund owns. The Fund writes options of a duration and exercise price that the Advisor believes should provide the Fund with the highest expected return.

        The Advisor may seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total returns over a range of equity market environments. The Advisor currently intends to invest approximately 50% of the premiums generated from covered call option writing in put options but may devote more or less of the Fund's assets in its sole discretion.

        The Fund typically holds no more than one hundred common stocks, although this number may fluctuate at the discretion of the Advisor. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:


        o  considered to be industry leaders
        o  are widely-held and have a high daily trading volume
        o  have strong financial fundamentals
        o have a lower volatility than the stocks selected by the Kelmoore Strategy(R) Fund and the Kelmoore Strategy(R) Eagle Fund


WHAT ARE THE KELMOORE STRATEGY(R) LIBERTY FUND'S PRINCIPAL RISKS?

        As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. If the net asset value of your shares declines below the price you paid in excess of distributions reinvested, you will lose money. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:


        RISKS OF INVESTING IN STOCKS:


        o issuer concentration risk, as the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the Fund, therefore, could fluctuate in value more than an investment in a diversified fund

        o stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions
        o selection risk, or the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market

        o financial services industry risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock
        o consumer goods industry risks, including the risk that government regulation, the performance of the overall economy, interest rates, competition, consumer confidence or spending, or changes in demographics or consumer preferences may reduce the value of an issuer's stock
        o manufacturing industry risks, including the risk that economic cycles, technical obsolescence, labor relations, or government regulation may reduce the value of an issuer's stock
        o natural resources industry risks, including the risk that international political and economic developments, energy conservation, the success of exploration projects, or tax and other government regulation may reduce the value of an issuer's stock
        o technology industry risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock

         RISKS OF WRITING COVERED CALL OPTIONS:

        o  risk of limiting gains on stocks in a rising market
        o  risk of unanticipated exercise of the option
        o  lack of liquid options market
        o  decreases in option premiums

        OTHER PRINCIPAL RISKS:

        o lack of liquidity in connection with purchases and sales of portfolio securities

        o relatively higher cost of options trades, as compared with commissions on stock transactions
        o forced liquidation of securities underlying written options, which causes increased transaction expenses and may give rise to taxable events

        o loss of premium related to the purchase of a put option if the option expires out of the money
        o  loss of part or all of your money invested in the Fund

WHO MAY WANT TO INVEST IN THE KELMOORE STRATEGY(R) LIBERTY FUND?

        Kelmoore Strategy(R) Liberty Fund may be appropriate for you if you:

        o can accept the risks of investing in a portfolio of common stocks and their related options

        o can tolerate performance that may vary substantially from year to year
        o can accept variation in the value of the Fund's shares, which could cause a capital loss upon redemption
        o  have a longer-term investment horizon
        o are seeking equity risk mitigation through a covered call option hedging strategy
        o are prepared to receive taxable income and capital-gain distributions in connection with the intent to maximize cash flow or dividend reinvestments
        o are seeking possible long-term capital growth by following a strategy similar to dollar cost averaging whereby the investor engages in a disciplined and continued strategy of reinvesting distributions received from the Fund after the Fund has generated net capital gains from premiums on writing options

You should NOT invest in this Fund if you are seeking capital appreciation or predictable levels of income or are investing for a short period of time.

RISK/RETURN BAR CHARTS AND TABLES

        The bar charts and tables that follow provide an indication of the risks of investing in the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund by showing changes in each Fund's performance from year to year (since each Fund commenced operations), and by showing how each Fund's average annual returns for one-year and for the life of the Fund compare to those of certain broad based benchmarks. Fee waivers and expense reimbursements that were applicable during the indicated periods are reflected in both the bar charts and the tables. Without those fee waivers and expense reimbursements, each Fund's performance would have been lower. Sales loads and account fees are not reflected in the bar charts; if they were, returns would be less than shown. The figures in the tables assume reinvestment of all dividends and distributions. The performance calculations in the tables reflect the deduction of the maximum sales charges and annual Fund operating expenses. How a Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            Kelmoore Strategy(R) Fund
                                    Bar Chart
                        (As of 12/31 for Class C shares)


                                   [BAR CHART]

                  -15.08%     -13.74%      -24.69%       20.43%
                -------------------------------------------------
                12/31/2000   12/31/2001   12/31/2002   12/31/2003


Since inception (May 3, 1999), the highest calendar quarter total return for Class C shares of the Fund was 14.11% (quarter ended December 31, 2002) and the lowest calendar quarter total return was (21.47)% (quarter ended September 30, 2001). The total return of the Class C shares of the Fund for the quarter ended March 31, 2004 was (0.71)%.

                                PERFORMANCE TABLE
                   Average Annual Total Returns as of 12/31/03

                                                                                1 Year         Since Inception
                                                                                ------         ---------------
Kelmoore Strategy(R)Fund - Class A(1) Returns Before Taxes                        14.42%            (8.03)%
Standard & Poor's Index(2)                                                        23.82%            (5.00)%
Chicago Board Options Exchange Buywrite Monthly Index(2)                          19.39%             2.50%
Kelmoore Strategy(R)Fund - Class C(3) Returns Before Taxes                        20.43%            (6.48)%
Return After Taxes on Distributions(4,5,6)                                        15.33%           (10.10)%
Return After Taxes on Distributions and Sale of Fund Shares(4,5,6)                12.96%            (7.20)%
Standard & Poor's 100 Index(2)                                                    23.82%            (4.57)%
Chicago Board Options Exchange BuyWrite Monthly Index(2)                          19.39%            (2.83)%

(1) INCEPTION DATE OCTOBER 25, 1999.
(2) THE STANDARD & POOR'S 100 INDEX ("S&P 100") AND CHICAGO BOARD OPTIONS EXCHANGE BUYWRITE MONTHLY INDEX ("CBOE") ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.
(3) INCEPTION DATE MAY 3, 1999.
(4) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.
(5) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.
(6) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

                         Kelmoore Strategy(R) Eagle Fund
                                    Bar Chart
                        (As of 12/31 for Class C shares)


                                   [BAR CHART]

                        -34.52%      -30.92%       34.51%
                       ------------------------------------
                       12/31/2001   12/31/2002   12/31/2003


Since inception (June 29, 2000), the highest calendar quarter total return for Class C shares of the Fund was 38.64% (quarter ended December 31, 2001) and the lowest calendar quarter total return was (35.70)% (quarter ended March 31, 2001). The total return of the Class C shares of the Fund for the quarter ended March 31, 2004 was (0.89)%.

                                PERFORMANCE TABLE
                   Average Annual Total Returns as of 12/31/03

                                                                                     1 Year       Since Inception
                                                                                     ------       ---------------
     Kelmoore Strategy(R)Eagle Fund - Class A(1) Returns Before Taxes                 28.73%          (25.72)%
     Kelmoore Strategy(R)Eagle Fund - Class C(1) Returns Before Taxes                 34.51%          (25.03)%
     Return After Taxes on Distributions(2,3,4)                                       24.92%          (28.45)%
     Return After Taxes on Distributions and Sale of Fund Shares(2,3,4)               21.52%          (21.14)%
     NASDAQ Composite Index(5)                                                        50.45%          (17.15)%
     Chicago Board Options Exchange BuyWrite Monthly Index(5)                         19.39%            0.11%


(1) INCEPTION DATE JUNE 29, 2000.
(2) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.
(4) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(5) THE NASDAQ COMPOSITE INDEX (THE "NASDAQ") AND CBOE ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

                        Kelmoore Strategy(R) Liberty Fund
                                    Bar Chart
                        (As of 12/31 for Class C shares)



                                   [BAR CHART]

                         -10.66%      -23.03%       19.04%
                        ------------------------------------
                        12/31/2001   12/31/2002   12/31/2003


Since inception (December 26, 2000), the highest calendar quarter total return for Class C shares of the Fund was 18.45% (quarter ended December 31, 2002) and the lowest calendar quarter total return was (22.58)% (quarter ended June 30, 2002). The total return of the Class C shares of the Fund for the quarter ended March 31, 2004 was (1.19)%.

                                PERFORMANCE TABLE
                   Average Annual Total Returns as of 12/31/03

                                                                                      1 Year        Since Inception
                                                                                      ------        ---------------
     Kelmoore Strategy(R)Liberty Fund - Class A(1) Returns Before Taxes                13.27%            (7.56)%
     Kelmoore Strategy(R)Liberty Fund - Class C(1) Returns Before Taxes                19.04%            (6.43)%
     Return After Taxes on Distributions(2,3,4)                                        14.95%            (9.64)%
     Return After Taxes on Distributions and Sale of Fund Shares(2,3,4)                12.15%            (7.27)%
     Standard & Poor's 100 Index(5)                                                    23.82%            (7.06)%
     Chicago Board Options Exchange BuyWrite Monthly Index(5)                          19.39%            (0.35)%


(1) INCEPTION DATE DECEMBER 26, 2000.
(2) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.
(4) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(5) THE S&P 100 AND CBOE ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.


        The investment objective, policies and management of the Kelmoore Strategy(R) Fund and the Kelmoore Strategy(R) Eagle Fund are the same as the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, which are available only through the purchase of a variable annuity contract or variable life insurance policy through a separate account of an insurance company and through qualified retirement plans. Notwithstanding the general similarities, the variable annuity funds and the retail funds are separate mutual funds that will have different investment performance, and the retail funds make no representation that their performance will be comparable to any other mutual fund.

FEES AND EXPENSES OF THE FUNDS

        The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of a Fund.


                                                                    KELMOORE STRATEGY(R)         KELMOORE STRATEGY(R)
                                                                           FUND                    EAGLE FUND
SHAREHOLDER FEES (fees paid directly from your investment):     Class A      Class C        Class A      Class C
======================================================================================================================
   Maximum Sales Charge (Load) imposed on Purchases (as a
   percentage of offering price)                                5.50%(1)     None           5.50%(1)     None
----------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)                         1.00%(2)     None           1.00%(2)     None
----------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on Reinvested
   Dividends                                                    None         None           None         None
----------------------------------------------------------------------------------------------------------------------
   Redemption Fees (as a percentage of amount redeemed)         *            *              *            *
----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
======================================================================================================================
   Management Fees                                              1.00%        1.00%          1.00%        1.00%
----------------------------------------------------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees                        0.25%        1.00%          0.25%        1.00%
----------------------------------------------------------------------------------------------------------------------
   Other Expenses                                               0.75%        0.75%          1.00%        1.00%
----------------------------------------------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses(3)                       2.00%        2.75%          2.25%        3.00%
----------------------------------------------------------------------------------------------------------------------
Fee Reduction and/or Expense Reimbursement(4)                   N/A          N/A            N/A          N/A
----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                    2.00%        2.75%          2.25%        3.00%
----------------------------------------------------------------------------------------------------------------------

                                                                    KELMOORE STRATEGY(R)
                                                                       LIBERTY FUND
SHAREHOLDER FEES (fees paid directly from your investment):     Class A      Class C
===========================================================================================
   Maximum Sales Charge (Load) imposed on Purchases (as a
   percentage of offering price)                                5.50%(1)     None
-------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)                         1.00%(2)     None
-------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on Reinvested
   Dividends                                                    None         None
-------------------------------------------------------------------------------------------
   Redemption Fees (as a percentage of amount redeemed)         *            *
-------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
===========================================================================================
   Management Fees                                              1.00%        1.00%
-------------------------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees                        0.25%        1.00%
-------------------------------------------------------------------------------------------
   Other Expenses                                               1.11%        1.11%
-------------------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses(3)                      2.36%        3.11%
-------------------------------------------------------------------------------------------
Fee Reduction and/or Expense Reimbursement(4)                   0.11%        0.11%
-------------------------------------------------------------------------------------------
Net Expenses                                                    2.25%        3.00%
-------------------------------------------------------------------------------------------

* If you redeem your shares by wire transfer, the Funds' transfer agent charges a fee (currently $9.00) for each wire redemption. Purchases and redemptions not made directly through the Funds' principal distributor may be made through broker-dealers, financial advisors or other nominees who may charge a commission or other transaction fee for their services.
(1) Reduced for purchases of $50,000 and over. See "Your Investment - How to Buy Shares" for more information.

(2) There is no front-end sales charge on certain purchases of $1 million or more, However, a Contingent Deferred Sales Charge ("CDSC") of 1.00% of the amount redeemed may be assessed against these purchases if you redeem your shares within 12 months of the date of purchase. See "Your Investment - How to Buy Shares" for more information.
(3) Gross fees and expenses that would have been incurred for the fiscal year ended February 29, 2004 if the Advisor had not waived any fees and/or reimbursed expenses.
(4) The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses for the period of effectiveness of the prospectus, so that the Total Annual Fund Operating Expenses for this period will not exceed 2.00% for Class A and 2.75% for Class C of the Kelmoore Strategy(R) Fund and 2.25% for Class A and 3.00% for Class C of the Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund.

EXAMPLE


        This example is designed so that you may compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

        o  You invest $10,000 in the Fund for the time periods indicated;
        o  With respect to Class A, the maximum sales charge is imposed;
        o  You redeem all of your shares at the end of each time period;
        o  Your investment has a hypothetical 5% return each year;
        o All distributions are reinvested without the imposition of the maximum sales charge; and
        o The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and /or expenses reimbursed.

        The example is for comparison purposes only. Actual return and expenses will be different, and the Funds' performance and expenses may be higher or lower. Based on these assumptions, your costs for the Fund would be:


                           KELMOORE STRATEGY(R) FUND                              KELMOORE STRATEGY(R) EAGLE FUND
============================================================================================================================
                1 year       3 years      5 years     10 years        1 year        3 years      5 years       10 years
----------------------------------------------------------------------------------------------------------------------------
Class A          $742        $1,143       $1,568       $2,749          $766         $1,215       $1,689         $2,993
----------------------------------------------------------------------------------------------------------------------------
Class C          $278         $853        $1,454       $3,080          $303          $927        $1,577         $3,318
------------ ------------- ------------ ------------ ------------ --------------- ------------ ------------ ----------------

                                   KELMOORE STRATEGY(R)
                                      LIBERTY FUND
=========================================================================================
                         1 year           3 years          5 years          10 years
-----------------------------------------------------------------------------------------
Class A                   $766            $1,236            $1,732           $3,090
-----------------------------------------------------------------------------------------
Class C                   $303             $949             $1,621           $3,413
------------------- ----------------- ---------------- ----------------- ----------------


PRINCIPAL STRATEGY

        To generate option premiums, each Fund purchases the common stocks of a limited number of companies and simultaneously writes covered call options on these stocks. As the options are exercised or expire and the proceeds or underlying stock become available for reinvestment or cover, the Funds repeat the process.


        The fundamentals of selling covered call options are as follows:

        THE FUND SELLS THE OPTION

        Selling a call option is selling to an option buyer the right to purchase a specified number of shares of stock (100 shares equals one option contract) from the Fund, at a specified price (the "exercise price") on or before a specified date (the "expiration date"). The call option is covered because the Fund typically owns, and has segregated, the shares of stock on which the option is based. This eliminates certain risks associated with selling uncovered, or "naked" options.

        FLEX OPTIONS

        Fund may sell covered FLexible EXchange(R) Options (FLEX Options), which are issued and guaranteed by the Options Clearing Corporation ("OCC"). FLEX Options are equity options with customized key contractual terms, such as exercise prices, exercise styles, and expiration dates. FLEX Options are designed to enhance a Fund's investment strategies and goals, providing the Advisor with enhanced operational efficiency to offset or alter positions before expiration of the option.

        THE FUND COLLECTS A PREMIUM

        For the right to purchase the underlying stock, the buyer of a call option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price.

        IF THE OPTION IS EXERCISED

        The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the shares at that price. Options are normally exercised on or before the expiration date if the market price of the stock exceeds the exercise price of the option. Generally, if the exercise price plus the option premium are higher than the price the Fund originally paid to purchase the stock, the Fund realizes a gain on the sale of the stock; if the exercise price and premium are lower, the Fund realizes a loss. By selling a covered call option, the Fund foregoes the opportunity to benefit from an increase in price of the underlying stock above the exercise price.

        IF THE OPTION EXPIRES

        If the market price of the stock does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium and the stock. The Fund then expects to sell new call options against those same shares of stock. This process is repeated until: a) an option is exercised or b) the stock is sold because it no longer meets the Advisor's investment criteria, a corporate event such as a merger or reorganization has occurred, or proceeds from the sale are used to fund redemptions.

        PURCHASING PUT OPTIONS


        The Funds acquire put options in an effort to protect the Funds from a significant market decline in a short period of time. A put option gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The values of put options generally increase as stock prices decrease.


        OTHER FEATURES

        The call options written by each Fund are listed and traded on one or more domestic securities exchanges and are issued by the OCC. If a dividend is declared on stock underlying a covered call option written by the Fund, the dividend is paid to the Fund and not the owner of the call option.


        To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Advisor seeks, when practical, to enter into closing purchase transactions before the call options a Fund writes are exercised in order to continue to hold portfolio stocks. It may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

        FUTURE DEVELOPMENTS IN OPTIONS

        The Funds may take advantage of opportunities in the area of options that are not currently available but that may be developed to the extent that such opportunities are both consistent with the Funds' investment goal and legally permissible for the Funds.

        ADDITIONAL INFORMATION FOR EACH FUND

        For the Kelmoore Strategy(R) Fund, to decrease the risks of volatile or reduced premiums, the Advisor seeks to select underlying common stocks of larger companies that have high trading volumes and less price volatility than the stocks selected by the Kelmoore Strategy(R) Eagle Fund. To reduce stock selection risk, the Advisor selects companies that the Advisor generally believes are considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Advisor normally invests across five industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

        For the Kelmoore Strategy(R) Eagle Fund, the Advisor seeks to select underlying common stocks of high growth companies that have high trading volumes, increased volatility and a greater price fluctuation than the stocks held by the Kelmoore Strategy(R) Fund. To reduce stock selection risk, the Advisor selects stocks that the Advisor believes are generally considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Advisor normally invests across three industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

        For the Kelmoore Strategy(R) Liberty Fund, the Advisor seeks to select underlying common stocks of larger companies that have high trading volumes and less volatility and price fluctuation than the stocks held by the Kelmoore Strategy(R) Fund and the Kelmoore Strategy(R) Eagle Fund. To reduce stock selection risk, the Advisor selects stocks that the Advisor believes are generally considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Advisor normally invests across five industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.


TEMPORARY DEFENSIVE POSITION


        A Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may not achieve its stated investment objective. An example of a principal defensive investment position would be the purchase of cash equivalents.

PRINCIPAL RISKS

INVESTING IN EQUITY SECURITIES


        Investing in equity securities includes the risks inherent in investing in stocks and the stock market generally. The value of securities in which each Fund invests, and therefore each Fund's net asset value, will fluctuate due to economic, political and market conditions. As with any mutual fund that invests in equity securities, there is also the risk that the securities or sectors selected by a Fund will underperform the stock market or certain sectors of the market.


WRITING COVERED CALL OPTIONS


        When a Fund writes covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the call option may exercise the call at any time during the option period (the time between when the call is written and when it expires). Alternatively, if the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it wrote the option.


        There is no assurance that a liquid market will be available at all times for a Fund to write call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for writing call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.

PURCHASING PUT OPTIONS

        When a Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised. Under certain circumstances, a Fund may not own any put options, resulting in increased risk during a market decline.

LACK OF LIQUIDITY

        A Fund's investment strategy may result in a lack of liquidity in connection with purchases and sales of portfolio securities. Because the Advisor generally seeks to hold the underlying stocks in a Fund's portfolio, the Fund may be less likely to sell the existing stocks in its portfolio to take advantage of new investment opportunities, and the cash available to the Fund to purchase new stocks may consist primarily of proceeds received from the sale of new Fund shares.

PORTFOLIO TURNOVER


        The portfolio turnover of a Fund is the percentage of the Fund's portfolio that was replaced once during a one-year period. High rates of portfolio turnover (100% or more) entail transaction costs that could impact a Fund's performance. Additionally, a high portfolio turnover rate may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. For the fiscal year ended February 29, 2004, the portfolio turnover rates for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund were 153.30%, 152.84% and 193.32%, respectively. In periods of high market volatility, a Fund is more likely to have calls exercised, which can result in a significant increase in a Fund's portfolio turnover.

TAX CONSEQUENCES


        Each Fund expects to generate a high level of premiums from its sale of call options. These premiums typically result in short-term capital gains to the Fund for federal and state income tax purposes. Distributions of such short-term capital gains usually are taxable at the same rate as ordinary income to investors. Transactions involving the disposition of a Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because a Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.


CONCENTRATION AND LACK OF DIVERSIFICATION


        Each Fund is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of issuers of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund may provide less stable investment returns than a diversified fund investing in generally the same type of securities. The non-diversified status provides greater discretion to Kelmoore Investment Company, Inc., the investment advisor to the Funds and distributor (principal underwriter) of each Fund's shares, to enter into more concentrated positions with respect to individual investments. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent that its earnings are distributed to shareholders.

        Each Fund's non-diversified status provides valuable flexibility for each Fund to invest in advantageous investment opportunities. This investment strategy is expected to ultimately enhance each Fund's total return. The Advisor wants each Fund to be a substantial owner of high caliber companies when the stock prices are reasonable as well as to be able to sell a position due to inherent loss in the stock's value rather than be forced to sell for regulatory constraints and incur losses. Being non-diversified permits each Fund to have larger positions in certain issuers from time to time. Because each Fund is permitted to concentrate a larger percentage of its assets in relatively fewer common stocks, the overall volatility of each Fund's net asset value may be greater than that of a comparable "diversified" mutual fund. This is because the appreciation or depreciation of any of a Fund's concentrated positions will have a greater impact on the net asset value of that Fund since those concentrated positions represent a larger component of that Fund's assets.


SECONDARY STRATEGY

        SECURED PUT OPTIONS


        A Fund may also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and that the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund's sale of a put option to a third party for a premium with the Fund's concurrent deposit of liquid assets (cash, U.S. government securities or other highly liquid assets) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

        A Fund only writes secured put options in circumstances where the Fund desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Fund are listed and traded on one or more domestic securities exchanges and are issued by the OCC. When a Fund writes a secured put option, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.


MANAGEMENT OF THE FUNDS

        INVESTMENT ADVISOR


        Kelmoore Investment Company, Inc. serves as the investment advisor to each Fund and is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio and for the management of each Fund's business affairs. The Advisor is a registered investment advisor and broker-dealer. Because of the Advisor's special risk management skills and strategy in executing options on each security purchased, the Funds intend to place substantially all transactions in both stock and options with the Advisor in its capacity as a registered broker-dealer. The Advisor was established in 1992 by Ralph M. Kelmon, who is the principal shareholder. The Advisor offers investment advisory and brokerage services to individual clients, trusts, corporations, institutions and private investment funds using the same investment strategy that the Funds employ. In addition to the Advisor's management of the Funds, the Advisor also manages the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund, each a series of an open-end mutual fund whose shares are available only through the purchase of a variable annuity contract or variable life insurance policy issued through a separate account of insurance companies and through qualified retirement plans with total assets in excess of $498 million as of June 9, 2004. The Advisor's principal address is 2471 East Bayshore Road, Suite 501, Palo Alto, California 94303.

        Each Fund pays the Advisor a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. After fee waivers, the Advisor was paid fees at the following effective fee rates based on average daily net assets for the fiscal year ended February 29, 2004, Kelmoore Strategy(R) Fund, 1.00%; Kelmoore Strategy(R) Eagle Fund, 1.00%; and Kelmoore Strategy(R) Liberty Fund, 0.89%.

        The Advisor has contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Fund for the period of effectiveness of the prospectus, so that the total ordinary operating expenses for this period will not exceed 2.00% for Class A shares and 2.75% for Class C shares. The Advisor has also contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund for the period of effectiveness of the prospectus, so that the total ordinary operating expenses of each Fund will not exceed 2.25% for Class A shares and 3.00% for Class C shares. Additionally, for the Kelmoore Strategy(R) Eagle Fund's and the Kelmoore Strategy(R) Liberty Fund's initial fiscal year ended February 28, 2001, the Advisor voluntarily agreed to waive its fee and reimburse expenses so that each

Fund's annual operating expenses would not exceed 2.25% for Class A shares and 3.00% for Class C shares. Each waiver and reimbursement described above is subject to recoupment by the Advisor within the following three years after such waiver or reimbursement, to the extent such recoupment by the Advisor would not cause total operating expenses to exceed any current expense limitation. The Advisor has also agreed to reimburse all expenses incurred in connection with the organization of the Funds, subject to recoupment described above. For the fiscal year ended February 29, 2004, the Advisor waived advisory fees of $36,538 payable from the Kelmoore Strategy(R) Liberty Fund.


        PORTFOLIO MANAGER


        Since commencement of operations, the primary portfolio manager for each Fund has been Matthew Kelmon who has been a Director and Senior Executive Vice President of Trading for the Advisor. Mr. Kelmon manages the day-to-day investment advisory services of the Advisor and is responsible for designing and implementing the in-house software system (OPTRACKER(R)), which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires. Mr. Kelmon has been responsible for the day-to-day management and implementation of The Kelmoore Strategy(R) for private accounts and limited partnerships since 1994. Mr. Kelmon also heads up the equity selection committee of the Advisor.


        BROKERAGE COMMISSIONS


        Each Fund places substantially all of its transactions, both in stocks and options, with the Advisor in its capacity as a broker dealer. As the level of option writing increases, the level of commissions paid by each Fund to the Advisor increases. Because the Advisor receives compensation based on the amount of transactions completed, there is an incentive on the part of the Advisor to effect as many transactions as possible. While the Advisor does not intend to actively manage the stocks in each Fund's portfolio, it is in the interest of each Fund to write as many options as possible, thereby maximizing the premiums it receives. In practice, the number of options written at any time is limited to the value of the stocks and other assets in the Fund's portfolio, which are used to cover or secure those options. Options transactions commissions are often greater in relation to options premiums than are brokerage commissions in relation to the price of the underlying stocks. In connection with the execution of options transactions, subject to its policy of best execution a Fund may pay higher brokerage commissions to the Advisor, in its broker-dealer capacity, than it might pay to unaffiliated broker-dealers that do not offer the options trading risk management skills of the Advisor. The Board of Trustees believes that the Advisor's extensive knowledge base and options trading experience as a broker-dealer are essential to maximizing the Fund's distributions while mitigating risk of losses.

YOUR INVESTMENT - HOW TO BUY SHARES

        You can purchase shares of the Funds through broker-dealers, directly through the Advisor, or through the Automatic Investment Plan. Shares of the Funds are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.

PURCHASE AMOUNTS

================================================================================
Minimum initial investment:          $1,000
Minimum additional investments:         $50

MULTIPLE CLASSES


        The Trust offers both Class A and Class C shares of each Fund. Each Class of shares has a different distribution arrangement to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.


CLASS A SHARES

        Sales of Class A shares of each Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

CLASS A SHARES -
FRONT-END SALES CHARGE

======================================================================================================================
                                                                        Approximate
                                               Percentage of           Percentage of            Percentage of Dealer
Amount of Single Transaction                  Offering Price           Amount Invested              Concession
----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                 5.50%                    5.82%                      5.00%
----------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                    4.75%                    4.99%                      4.25%
----------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                   4.00%                    4.17%                      3.50%
----------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                   3.25%                    3.36%                      2.75%
----------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                 2.50%                    2.56%                      2.00%
----------------------------------------------------------------------------------------------------------------------
$1,000,000 or more*                               0.00%                    0.00%                      0.00%
----------------------------------------------------------------------------------------------------------------------

* You may purchase Class A Shares at net asset value if your purchase is at least $1,000,000 and you make your purchase through a selected dealer who has executed a dealer agreement with Kelmoore. Kelmoore may make a payment to the selected dealer in an amount not to exceed 1.00% of the amount invested. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 12 months of your purchase, you will pay a Contingent Deferred Sales Charge on the redeemed shares in an amount not to exceed 1.00% of the net asset value of those shares at the time of the redemption.


        Shares acquired as a result of reinvestment of distributions are not subject to any sales charge. Class A shares are subject to a 12b-1 fee of 0.25%, which is lower than the 12b-1 fee for the Class C shares.

        The distributor may pay a dealer concession to those selected dealers who have entered into an agreement with the distributor. The dealer's concession depends on which class of shares you choose and may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell Fund shares subject to sales charges, allowing such dealers to retain an additional portion of the sales charge. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any.


CLASS A SHARES - DISTRIBUTION PLAN


        The Board of Trustees, on behalf of each Fund's Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


         The distribution plan for Class A shares permits each Fund to reimburse the Fund's distributor, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares of each Fund.

CLASS A SHARES - REDUCED SALES CHARGES


        The sales charge for purchases of a Fund's Class A shares may be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer, PFPC Inc., as transfer agent ("PFPC"), or the Fund. Certain transactions in Class A shares may be made at net asset value as described below.


RIGHT OF ACCUMULATION


        You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Rights of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of that Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer, PFPC, or the Fund at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.


LETTER OF INTENT


        You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PFPC will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer, PFPC or the Fund at the time the Letter of Intent is submitted that there are prior purchases that may apply.


SALES AT NET ASSET VALUE


        The Fund may sell Class A shares at net asset value (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor and its affiliates and certain employee benefit plans for employees of the Advisor; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisor; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Funds.


CLASS C SHARES


        Sales of the Fund's Class C shares are not subject to a front-end sales charge. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the distributor. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher expenses than Class A shares. Currently, the distributor pays the 12b-1 fee to selected dealers.


CLASS C SHARES - DISTRIBUTION PLAN


        The Board of Trustees, on behalf of each Fund's Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


        The distribution plan for Class C shares permits each Fund to reimburse the Fund's distributor an annual fee not to exceed 0.75% of the average daily net assets of each Fund's Class C shares. In addition, the distribution plan for Class C shares permits each Fund to reimburse the distributor for payments to dealers or others, an annual service fee not to exceed 0.25% of the average daily net assets of each Fund's Class C shares.

TO OPEN AN ACCOUNT

BY MAIL

        o  Complete the application.
        o  Mail the application and your check to:
           Kelmoore Strategic Trust
           c/o PFPC Inc.
           P.O. Box 9790 Providence, RI 02940-9790

        o  If you are mailing via overnight courier:
           Kelmoore Strategic Trust
           c/o PFPC Inc.
           760 Moore Road
           King of Prussia, PA  19406

        o  Please make your check payable to the appropriate Fund.

        o  Please make sure your check is for at least $1,000.

BY WIRE

        o To make a same-day wire investment, call toll-free (877) 328-9456 by 4:00 p.m. Eastern time. An account number will be assigned to you.
        o  Call your bank with instructions to transmit funds to:

           PNC Bank
           Pittsburgh, PA
           ABA No: 031000053
           FFC Account Number: 8606905927
           Attn: [Name and Class of Fund]
           Kelmoore Fund Account Name
           Kelmoore Fund Account Number

        o  Your bank may charge a wire fee.
        o  Please make sure your wire is for at least $1,000.
        o Mail your completed application to PFPC at the address under TO OPEN AN ACCOUNT - By Mail.

TO ADD TO AN ACCOUNT

BY MAIL

        o Fill out an investment slip from a previous confirmation and write your account number on your check.
           Mail the slip and your check to:
           Kelmoore Strategic Trust
           c/o PFPC Inc.
           P.O. Box 9790
           Providence, RI 02940-9790

        o  If you are mailing via overnight courier:

           Kelmoore Strategic Trust
           c/o PFPC Inc.
           760 Moore Road
           King of Prussia, PA  19406
        o  Please make your check payable to the appropriate Fund.
        o  Please make sure your additional investment is for at least $50.

BY WIRE

        o Call toll-free (877) 328-9456. The wire must be received by 4:00 p.m. Eastern time for same day processing.
        o  Call your bank with instructions under TO OPEN AN ACCOUNT - By Wire.
        o  Your bank may charge a wire fee.
        o  Please make sure your wire is for at least $50.

AUTOMATIC INVESTMENT PLAN

        You may open an automatic investment plan account with a $100 initial purchase and a $50 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Trust at (877) 328-9456 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Trust may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at (877) 328-9456.

AUTOMATED CLEARING HOUSE (ACH) PURCHASE


        Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.


        You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Trust may alter, modify or terminate this purchase option at any time.


EXCHANGE PRIVILEGE


        You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Kelmoore Strategy(R) Fund for Class A shares of the Kelmoore Strategy(R) Eagle Fund or the Kelmoore Strategy(R) Liberty Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

PURCHASE PRICE


        Class C shares of the Funds are sold at the net asset value ("NAV") next determined after receipt of the request in good order. Class A shares of the Funds are sold at the offering price, which is the NAV next determined after the request is received in good order plus a sales charge of up to 5.50%.


REINVESTMENT PRIVILEGE (CLASS A SHARES)


        For a period of 60 days after you sell Class A shares of a Kelmoore Fund, you may reinvest your redemption proceeds in Class A shares of the same Fund at NAV. You, your broker, or your financial advisor must notify the Funds' transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Trust may require documentation to support your eligibility.

RIGHTS RESERVED BY THE TRUST

        The Trust reserves the right to:


        o  reject any purchase order
        o  suspend the offering of shares
        o  vary the initial and subsequent investment minimums
        o  waive the minimum investment requirement for any investor


RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

        You should make purchases and exchanges for investment purposes only. The Trust attempts to prohibit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. The Trust reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, redemptions of shares within five days of purchase will be considered excessive, and exchange activity may be limited, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of investors and systematic withdrawal programs. If the Trust rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

        Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the Trust's efforts to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Trust receives purchase, exchange, and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or through the use of omnibus account arrangements offered by these intermediaries to investors.

CUSTOMER IDENTIFICATION PROGRAM

        Record owners of the Kelmoore Strategic Trust are the shareholders who own shares of the Funds. The Trust has a verification process for new accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When a shareholder opens an account, the Trust's transfer agent will ask for their name, address, and other information that will allow for their identification. This information will be verified to ensure the identity of all persons opening an account.

        No purchase of any Fund shares for an account will be completed until all required and requested identification information has been provided and the application has been submitted in proper order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the NAV per share next calculated.

        The Trust may reject a new account application if the shareholder does not provide any required or requested identifying information or for other reasons.

        The Trust may refuse, cancel, or rescind any purchase order; freeze any account; suspend account services; and/or involuntarily redeem the account if the Trust thinks that the account is being used for fraudulent or illegal purposes by the shareholder. One or more of these actions will be taken when, at the sole discretion of the Trust, they are deemed to be in a Fund's best interest or when the Trust is requested or compelled to do so by governmental authority or by applicable law.

        The Trust may close and liquidate an account if the transfer agent is unable to verify provided information, or for other reasons. If the Trust decides to close an account, the Fund's shares will be redeemed at the NAV per share next calculated after the Trust determines to close the account. The shareholder may be subject to gain or loss on the redemption of the Fund shares, and the shareholder may incur tax liability.

YOUR INVESTMENT - HOW TO SELL SHARES

        You may "redeem," that is, sell your shares, on any day the New York Stock Exchange ("NYSE") is open, either directly through the distributor or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order by PFPC.


BY MAIL

        To redeem your shares by mail, write a letter of instruction that includes:

        o The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
        o Include all signatures and any additional documents that may be required.
        o  Mail your request to:
           Kelmoore Strategic Trust
           c/o PFPC Inc.
           P.O. Box 9790
           Providence, RI 02940-9790
        o  If you are mailing via overnight courier:
           Kelmoore Strategic Trust
           c/o PFPC Inc.
           760 Moore Road
           King of Prussia, PA 19406

        o A check will be mailed to the name(s) and address in which the account is registered within seven days.

        o The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.
        o The Fund requires a medallion signature guarantee if the address of record has changed within the past 30 days.

BY TELEPHONE


        To redeem your shares by telephone, call toll-free (877) 328-9456. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the bank account designated on the account application. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Trust and PFPC reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PFPC has established security procedures to prevent unauthorized account access. Neither the Trust nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Trust or PFPC.


BY WIRE


        In the case of redemption proceeds that are wired to a bank, the Trust transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Trust and PFPC will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PFPC charges a fee (currently $9.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PFPC does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.


SYSTEMATIC WITHDRAWAL PLAN

        Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (877) 328-9456 to request a form to start the Systematic Withdrawal Plan.


SELLING RECENTLY PURCHASED SHARES

        If you wish to sell shares that were recently purchased by check, the Funds may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Trust reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Trust may require that a subsequent request be submitted.

LATE TRADING

        Late Trading is the practice of buying or selling fund shares at the closing price after a fund's net asset value has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Trust has adopted trading policies designed to comply with requirements of the federal securities laws.


TRANSACTION POLICIES

TIMING OF PURCHASE OR SALE REQUESTS


        All requests received in good order by PFPC before the close of regular trading on the NYSE, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Orders received after the close of regular trading of the NYSE will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.


STOCK EXCHANGE CLOSINGS


        The NYSE is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


DETERMINATION OF NAV

        The NAV for each Fund is calculated at the close of regular trading hours of the NYSE, which is normally 4:00 p.m. Eastern time. Each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting liabilities, and then dividing that figure by the number of outstanding shares. Each Fund's investments are valued based on market value, or where market quotations are not readily available, on fair value as determined in good faith by or at the direction of the Board of Trustees.



INVESTMENTS THROUGH NOMINEES

        If you invest through a nominee, such as a broker-dealer or financial advisor (rather than directly), the policies and fees may be different than those described here. Nominees may charge transaction fees and set different minimum investments or limitations on buying or selling shares. It is the responsibility of the nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees if you purchase or redeem shares of the Funds directly through the Funds' principal distributor, Kelmoore Investment Company, Inc.

REDEMPTION POLICIES


        Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension for the protection of the Funds' shareholders or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. The Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect a Fund's operations. Large redemptions are considered to exceed $250,000 or 1% of each Fund's assets.


ACCOUNT MINIMUM


        You must keep at least $1,000 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $1,000 due to your redemptions (not including market fluctuations), we may redeem your shares and send you a check for the redemption proceeds.

MEDALLION SIGNATURE GUARANTEES

        The Trust may require additional documentation, or signature guarantees, on any redemption over $50,000 in value or for the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. When the Trust requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Trust's shareholder servicing group toll-free
(877) 328-9456 for further information on obtaining a proper signature guarantee.


OTHER DOCUMENTS


        Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Trust's shareholder servicing group toll-free at (877) 328-9456.


SHAREHOLDER SERVICES

TELEPHONE INFORMATION


        YOUR ACCOUNT: If you have questions about your account, including purchases, redemptions, and distributions, call the Trust's shareholder servicing group from Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll-free (877) 328-9456.

        THE FUNDS: If you have questions about the Trust, call the Funds Monday through Friday, 9:00 a.m. to 5:00 p.m., Pacific time. Call toll-free (877) 328-9456.


ACCOUNT STATEMENTS

        The Funds provide you with these helpful services and information about your account:

        o  a confirmation statement after every transaction;
        o quarterly account statements reflecting transactions made during the quarter;
        o  an annual account statement reflecting all transactions for the year;

        o tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service, if necessary; and
        o financial statements with a summary of portfolio composition and performance, which will be mailed at least twice a year.

        The Funds provide the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

DELIVERY OF SHAREHOLDER DOCUMENTS


        To reduce expenses, we mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or, if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies within thirty days after receiving your request.


INTERNET ACCESS

        You may access information about the Funds and your account through the Funds' internet site at http://www.kelmoore.com. To obtain an initial password for internet access, please call toll-free (877) 328-9456.

INTEGRATED VOICE RESPONSE SYSTEM

        You may obtain access to account information by calling toll-free (877) 328-9456. The system provides share price and price change information for each Fund and gives account balances, information on the most recent transactions and allows sales of shares.

RETIREMENT PLANS

        Fund shares are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about the procedures to be followed by IRAs and other retirement plans are available by calling toll-free (877) 328-9456.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


        Each Fund passes along to you your share of investment earnings in the form of dividends and other distributions. Each Fund distributes at least annually substantially all of its net realized long-term capital gains, if any, obtained through investment transactions. Each Fund pays monthly distributions from its net investment income, if any, and any net realized short-term capital gains. Net investment income consists of any accrued dividends and interest less accrued expenses on portfolio investments.


        Unless you elect otherwise, all dividends and distributions paid by a Fund will be reinvested in additional shares of the same Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. All distributions paid by a Fund will be taxable to you at the time of payment regardless of whether they are paid in cash or reinvested in additional shares of the Fund. To change your dividend election, you must notify PFPC in writing at least fifteen days prior to the applicable dividend record date.


TAXES

        Each Fund intends to qualify as a regulated investment company. Qualification as a regulated investment company allows each Fund to avoid paying federal income tax on the portion of its income and capital gains that it distributes to its shareholders.


        Assuming a Fund qualifies as a regulated investment company and satisfies certain other annual distribution requirements, distributions paid by the Fund generally will have the following federal income tax consequences to you:

        o Distributions from any net investment income and net short-term capital gains will be taxable as ordinary income

        o Distributions from net long-term capital gains, if any, will be taxable as long-term capital gain o Distributions in excess of a Fund's earnings and profits will be treated as a return of capital or redemption of your investment in the Fund
        o Certain distributions paid in January will be taxable as if they had been paid in the previous December
        o Distributions may also be subject to state, local, foreign, or other taxes


        Due to the nature of each Fund's principal investment strategy, each Fund anticipates that a majority of its distributions will be distributions from net short-term capital gain, which will be taxable to shareholders as ordinary income. Accordingly, an investment in the Fund may not be appropriate for you if you are seeking primarily distributions of long-term capital gains.


        If you purchase shares shortly before the record date for a distribution, a portion of your investment will be returned to you as a taxable distribution. Accordingly, you should consider the tax implications of investing in Fund shares just prior to a distribution.

        Upon a redemption or sale of Fund shares, you will generally be required to recognize a gain or loss, which will be measured by the difference between your adjusted basis in the shares redeemed or sold and the proceeds received from such redemption or sale. Any such gain or loss will be a capital gain or loss if you held the shares as a capital asset at the time of redemption or sale. This gain or loss will generally be a long-term capital gain or loss if you held the shares for more than one-year; otherwise such gain or loss will generally be a short-term capital gain or loss.

        You must provide each Fund with your correct taxpayer identification number and, if required, certify that you are not subject to backup withholding. If you do not, the Funds will be required to withhold a portion of your taxable distributions and redemptions as backup withholding.


        After the end of each calendar year, you will receive a statement (Form
1099) of the federal income tax status of any Fund's distributions paid during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.


        The foregoing is a brief summary of some of the material federal income tax consequences of an investment in the Funds. For a more detailed summary of the material federal income tax consequences of an investment in the Funds, including a discussion of the requirements for qualifying as a regulated investment company and the consequences to the Funds of investing in options, see "Taxes" in the Statement of Additional Information. You should consult your own tax advisor to determine the federal, state, local, and foreign tax consequences of an investment in the Funds in light of your particular circumstances.

FINANCIAL HIGHLIGHTS


        The financial highlights table is intended to help you understand the financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each of the periods below have been audited by PricewaterhouseCoopers LLP, whose report is included in the annual report, which is available upon request.

                          THE KELMOORE STRATEGY(R) FUND


The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.


                                               Year Ended                 Year Ended                  Year Ended
                                            February 29, 2004         February 28, 2003           February 28, 2002
                                          --------------------       --------------------       ---------------------
                                          Class C      Class A       Class C      Class A       Class C       Class A
                                          -------      -------       -------      -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 3.43       $ 3.55         $ 4.83       $ 4.94       $ 6.33         $ 6.41
                                          ------       ------         ------       ------       ------         ------
   Income from investment operations:
     Net investment (loss)                 (0.04)       (0.02)         (0.07)       (0.04)       (0.08)         (0.04)
     Net realized and unrealized
       gain (loss) on investments           0.92         0.96          (0.98)       (1.00)       (0.88)         (0.89)
                                          ------       ------         ------       ------       ------         ------
       Total from investment operations     0.88         0.94          (1.05)       (1.04)       (0.96)         (0.93)
                                          ------       ------         ------       ------       ------         ------

   Less distributions from:

     Net realized gains/(losses)           (0.42)       (0.42)         (0.01)       (0.01)       (0.04)         (0.04)
     Tax return of capital                    --           --          (0.34)       (0.34)       (0.50)         (0.50)
                                          ------       ------         ------       ------       ------         ------

NET ASSET VALUE, END OF PERIOD            $ 3.89       $ 4.07         $ 3.43       $ 3.55       $ 4.83         $ 4.94
                                          ======       ======         ======       ======       ======         ======

TOTAL RETURN                               26.88%       27.70%+       (22.04)%     (21.31)%+    (16.00)%       (15.31)%+

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)  $114,552     $116,842        $85,166      $68,336     $153,639       $110,452

   Ratio of expenses to average net
     assets:
     Before fee waivers and
       expense reimbursements               2.75%        2.00%          2.74%        1.99%        2.51%          1.76%
     After fee waivers and expense
       reimbursements                       2.75%        2.00%          2.74%        1.99%        2.51%          1.76%
   Ratio of net investment loss to
     average  net assets:
     Before fee waivers and
       expense reimbursements              (1.21)%      (0.46)%        (1.74)%      (0.99)%      (1.40)%        (0.65)%
     After fee waivers and expense
       reimbursements                      (1.21)%      (0.46)%        (1.74)%      (0.99)%      (1.40)%        (0.65)%
   Portfolio turnover rate                153.30%      153.30%        111.73%      111.73%      133.04%        133.04%


--------------------------

(1)  Annualized.
(2)  Not Annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
+    Total return calculation does not reflect sales load.

                          THE KELMOORE STRATEGY(R) FUND


The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.


                                                         Year Ended                        Period Ended
                                                      February 28, 2001                 February  29, 2000
                                                  -------------------------          -------------------------
                                                  Class C           Class A          Class C*         Class A*
                                                  -------           -------          --------         --------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 8.80            $ 8.84            $10.00          $ 9.43
                                                   ------            ------            ------          ------
   Income from investment operations:
     Net investment (loss)                          (0.07)            (0.01)            (0.05)#          0.00#
     Net realized and unrealized gain
       (loss) on investments                        (0.99)            (1.01)             0.59            0.44
                                                   ------            ------            ------          ------
       Total from investment operations             (1.06)            (1.02)             0.54            0.44
                                                   ------            ------            ------          ------

   Less distributions from:

     Net realized gains/(losses)                    (1.41)            (1.41)            (1.74)          (1.03)
                                                   ------            ------            ------          ------
     Tax return of capital                             --                --                --              --
                                                   ------            ------            ------          ------
NET ASSET VALUE, END OF PERIOD                     $ 6.33            $ 6.41            $ 8.80          $ 8.84
                                                   ======            ======            ======          ======

TOTAL RETURN                                       (14.61)%          (14.05)%+           5.54%(2)        4.55%(2,+)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)           $177,870           $93,728          $116,051         $15,490

   Ratio of expenses to average net assets:
     Before fee waivers and expense
       reimbursements                                2.41%             1.66%             3.20%(1)        2.45%(1)
     After fee waivers and expense
       reimbursements                                2.41%             1.66%             3.00%(1)        2.25%(1)
   Ratio of net investment loss to average
     net assets:
     Before fee waivers and expense
       reimbursements                               (0.89)%           (0.14)%           (1.82)%(1)      (1.07)%(1)
     After fee waivers and expense
        reimbursements                              (0.89)%           (0.14)%           (1.62)%(1)      (0.87)%(1)
   Portfolio turnover rate                         166.43%           166.43%           218.66%(2)      218.66%(2)

--------------------------
* Kelmoore Strategy(R) Class C and Class A commenced operations on May 3, 1999 and October 25, 1999, respectively.

(1)  Annualized.
(2)  Not Annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
+    Total return calculation does not reflect sales load.

                       THE KELMOORE STRATEGY(R) EAGLE FUND


The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.


                                            Year Ended           Year Ended           Year Ended              Period Ended
                                        February 29, 2004    February 28, 2003     February 28, 2002       February 28, 2001
                                        -----------------   -------------------    ------------------    ---------------------
                                        Class C   Class A   Class C    Class A     Class C    Class A    Class C*     Class A*
                                        -------   -------   -------    -------     -------    -------    --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD    $ 1.52    $ 1.55    $ 2.43     $ 2.47      $ 3.57     $ 3.59      $10.00       $10.00
                                        ------    ------    ------     ------      ------     ------      ------       ------
   Income from investment operations:
     Net investment (loss)               (0.03)    (0.02)    (0.05)     (0.03)      (0.08)     (0.04)      (0.10)#      (0.07)#
     Net realized and unrealized gain
     (loss) on investments                0.59      0.62     (0.57)     (0.60)      (0.56)     (0.58)      (4.62)       (4.63)
                                        ------    ------    ------     ------      ------     ------      ------       ------
       Total from investment operations   0.56      0.60     (0.62)     (0.63)      (0.64)     (0.62)      (4.72)       (4.70)
                                        ------    ------    ------     ------      ------     ------      ------       ------

   Less distributions from:

     Net realized gains/(losses)         (0.32)    (0.32)    (0.01)     (0.01)      (0.02)     (0.02)      (1.71)       (1.71)
     Tax return of capital                  --        --     (0.28)     (0.28)      (0.48)     (0.48)         --           --
                                        ------    ------    ------     ------      ------     ------      ------       ------
NET ASSET VALUE, END OF PERIOD          $ 1.76    $ 1.83    $ 1.52     $ 1.55      $ 2.43     $ 2.47      $ 3.57       $ 3.59
                                        ======    ======    ======     ======      ======     ======      ======       ======

TOTAL RETURN                             40.39%    42.38%+  (26.12)%   (26.09)%+   (19.25)%   (18.51)%+   (55.26)%(2)  (55.04)%(2,+)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s) $75,201   $91,612   $28,414    $24,235     $20,475    $22,965     $14,884       $8,411

   Ratio of expenses to average net
   assets:
     Before fee waivers and expense
       reimbursements                     3.00%     2.25%     3.12%      2.37%       2.99%      2.24%      4.13%(1)      3.38%(1)
     After fee waivers and expense
       reimbursements                     3.00%     2.25%     3.00%      2.25%       2.99%      2.24%      2.99%(1)      2.24%(1)
   Ratio of net investment loss to
     average net assets:
     Before fee waivers and expense
       reimbursements                    (2.46)%   (1.71)%   (2.71)%    (1.96)%     (2.68)%    (1.93)%    (3.62)%(1)    (2.87)%(1)
     After fee waivers and expense
       reimbursements                    (2.46)%   (1.71)%   (2.58)%    (1.83)%     (2.68)%    (1.93)%    (2.47)%(1)    (1.72)%(1)
   Portfolio turnover rate              152.84%   152.84%    87.97%     87.97%     119.01%    119.01%     83.44%(2)     83.44%(2)

* Kelmoore Strategy(R) Eagle Class C and Class A commenced operations on June 29, 2000.

(1)  Annualized.
(2)  Not Annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
+    Total return calculation does not reflect sales load.

                      THE KELMOORE STRATEGY(R) LIBERTY FUND


The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.


                                         Year Ended           Year Ended            Year Ended            Period Ended
                                     February 29, 2004     February 28, 2003     February 28, 2002       February 28, 2001
                                     -----------------    -------------------    ------------------    --------------------
                                     Class C   Class A    Class C     Class A    Class C    Class A    Class C*    Class A*
                                     -------   -------    -------     -------    -------    -------    --------    --------
NET ASSET VALUE, BEGINNING OF
  PERIOD                              $ 5.31    $ 5.39     $ 7.50      $ 7.56     $ 8.93     $ 8.94     $10.00       $10.00
                                      ------    ------     ------      ------     ------     ------     ------       ------
   Income from investment
     operations:
     Net investment (loss)             (0.07)    (0.03)     (0.11)      (0.06)     (0.10)     (0.05)     (0.02)#      (0.01)#
       Net realized and unrealized
         gain (loss) on investments     1.32      1.35      (1.52)      (1.55)     (0.31)     (0.31)     (1.00)       (1.00)
                                      ------    ------     ------      ------     ------     ------     ------       ------
       Total from investment
         operations                     1.25      1.32      (1.63)      (1.61)     (0.41)     (0.36)     (1.02)       (1.01)
                                      ------    ------     ------      ------     ------     ------     ------       ------

Less distributions from:

     Net realized gains/(losses)       (0.53)    (0.53)     (0.39)      (0.39)     (1.02)     (1.02)     (0.05)       (0.05)
     Tax return of capital                --        --      (0.17)      (0.17)        --         --         --           --
                                      ------    ------     ------      ------     ------     ------     ------       ------

NET ASSET VALUE, END OF PERIOD        $ 6.03    $ 6.18     $ 5.31      $ 5.39     $ 7.50     $ 7.56     $ 8.93       $ 8.94
                                      ======    ======     ======      ======     ======     ======     ======       ======

TOTAL RETURN                           24.21%    25.19%+   (22.11)%    (21.65)%+   (5.00)%    (4.39)%+  (10.21)%(2)  (10.11)%(2,+)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000s)                       $21,832   $29,477    $11,509     $12,546    $14,753    $12,039     $2,072         $736

   Ratio of expenses to average
     net assets:
     Before fee waivers and
       expense reimbursements           3.11%     2.36%      3.30%       2.55%      4.53%      3.78%     19.58%(1)    18.83%(1)
     After fee waivers and expense
       reimbursements                   3.00%     2.25%      3.00%       2.25%      3.00%      2.25%      3.00%(1)     2.25%(1)
   Ratio of net investment loss to
     average net assets:
     Before fee waivers and
       expense reimbursements          (1.67)%   (0.92)%    (2.13)%     (1.38)%    (3.57)%    (2.82)%   (17.88)%(1)  (17.13)%(1)
     After fee waivers and expense
       reimbursements                  (1.56)%   (0.81)%    (1.83)%     (1.08)%    (2.04)%    (1.29)%    (1.30)%(1)   (0.55)%(1)
   Portfolio turnover rate            193.32%   193.32%    111.37%     111.37%    131.62%    131.62%     50.94%(2)    50.94%(2)

* Kelmoore Strategy(R) Liberty Class C and Class A commenced operations on December 26, 2000.

(1)  Annualized.
(2)  Not Annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
+    Total return calculation does not reflect sales load.

    The following notice does not constitute part of and is not incorporated into the prospectus for Kelmoore Strategic Trust

                            Kelmoore Strategic Trust
                        Kelmoore Investment Company, Inc.

                                 PRIVACY NOTICE


                                         -------------------------------------
OUR COMMITMENT TO YOU
                                                                       PRIVACY
We value the trust of our customers                                     NOTICE
and will continue to recognize the
importance of holding your personal      -------------------------------------
financial information as
confidential.                            COMMITTED TO PROTECTING YOUR PRIVACY

We will use information responsibly           Kelmoore Investment Company,
in order to protect you from fraud,           Inc. and Kelmoore Strategic
offer you improved products and               Trust are proud of the strong
services, and comply with legal               relationships we have built over
obligations.                                  the years --- relationships
                                              based on common goals and mutual
We will maintain accurate customer            trust. In serving you, we are
information and respond promptly to           committed to providing you with
customer requests to correct                  the investment products and
information.                                  services you need now and in the
                                              years ahead, and to protecting
We will require companies with whom           your personal information along
we do business to use our customer            the way. This privacy notice
information appropriately and to              contains information about how
safeguard the confidentiality of such         we fulfill this commitment to
information.                                  you.

We appreciate the opportunity to
serve your investment needs. We
pledge to follow the policies,
safeguards and guidelines as                        [Kelmoore logo]
described in this notice, and to
protect the confidentiality of your
information. Your relationship is
very important to us, and we will
take great care to honor these
commitments to you. Thank you for
choosing Kelmoore Investment Company.

This notice applies to individuals
and covers information in connection
with consumer transactions. In
compliance with government
regulations, we provide this notice
annually.

[Kelmoore logo]
KELMOORE INVESTMENT COMPANY, INC.
2471 East Bayshore Road, Suite 501
Palo Alto, CA 94303
(877) 328-9456
www.kelmoore.com
----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUR USE OF PERSONAL INFORMATION           parties. This sharing is carefully
                                          limited as described in this
We use and share information solely       section.
to provide quality investment
products and service to our               We may disclose non-public personal
customers. For example, this              information about you to the
information enables us to:                following types of third parties:

o Serve and administer your               o    Financial service providers
  accounts with efficiency and                 that assist us in servicing
  accuracy.                                    your accounts, such as
                                               securities broker-dealers, the
o Provide you with comprehensive,              distributor of the Kelmoore
  high-quality service to meet your            Strategic Trust and the
  investment needs now and in the              transfer agent.
  future.
                                          o    Non-financial companies, such as
The sections that follow will                  service providers that fulfill
describe our information collection            product information requests.
and sharing practices, and the
safeguards we use to protect your         o    Others, such as joint account
non-public personal information.               holders and those with whom
                                               you have consented to our
WE COLLECT INFORMATION THAT MAY INCLUDE:       sharing your information.

o    Information that we receive          In addition, we may share the
     from you personally on               information that we collect (as
     applications, forms, or other        described above) with other
     correspondence, such as your         companies with whom we have teamed
     name, address, phone number,         through a joint marketing agreement
     social security number, and          to provide you with a particular
     e-mail address.                      benefit or service. We may also
                                          share this information with other
o    Information about your               companies that perform specific or
     transactions with us, such as your   contracted services on our behalf,
     account holdings and transaction     as permitted by law.
     history.
                                          WE PROTECT NON-PUBLIC PERSONAL
In selected situations, as                INFORMATION ABOUT FORMER
permitted by law, we may disclose         CUSTOMERS
all of the information we collect
as described above.                       If you decide to close your
                                          account(s), we will continue to
WE CAREFULLY LIMIT INFORMATION SHARING    adhere to the privacy policies and
                                          practices provided in this notice.
We do not disclose any non-public
information about our customers or        WE HAVE SAFEGUARDS IN PLACE
former customers, except as
permitted by law. The information         We have safeguards in place to
described above may be shared             protect the confidentiality,
within Kelmoore Investment Company        security and integrity of your
and with selected non-affiliated          non-public personal information. We
third                                     restrict access to non-public
                                          personal information to those who
                                          need that information in order to
                                          service your account(s).


--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

SHAREHOLDER REPORTS:


         Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):


         The SAI contains additional information about each of the Funds. It is incorporated by reference into this prospectus and is, therefore, legally a part of the prospectus.


         To request a free copy of the current annual report, semi-annual report, or SAI, or to request other information about the Funds, please write to the address below or call our toll-free number:


         KELMOORE INVESTMENT COMPANY, INC.
         2471 E. BAYSHORE ROAD, SUITE 501
         PALO ALTO, CA  94303
         (877) KELMOORE
         (877) 535-6667

         Information about the Funds (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room. You may also request copies by mail by sending your request, after paying a duplicating fee, to the SEC's Public Reference Room, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's Internet site (www.sec.gov) to view reports and other information about the Funds.

ADMINISTRATOR, TRANSFER AGENT AND               COUNSEL

FUND ACCOUNTING AGENT                           Sutherland Asbill & Brennan LLP
PFPC Inc.                                       1275 Pennsylvania Avenue, NW
760 Moore Road                                  Washington, D.C.  20004-2415
King of Prussia, PA 19406-0903

(877) 328-9456


CUSTODIAN                                       INDEPENDENT REGISTERED PUBLIC
PFPC Trust Company                                ACCOUNTING FIRM
The Eastwick Center                             PricewaterhouseCoopers LLP
8800 Tinicum Boulevard                          333 Market Street
Philadelphia, PA  19153                         San Francisco, CA 94105



--------------------------------------------------------------------------------
KELMOORE STRATEGIC TRUST
2471 E. Bayshore Road, Suite 501
Palo Alto, CA 94303
(877) KELMOORE (877) 535-6667
http://www.kelmoore.com
-----------------------






































The Trust's SEC file no. is 811-9165.

                       STATEMENT OF ADDITIONAL INFORMATION




                                  JUNE 28, 2004



                            KELMOORE STRATEGIC TRUST


                            KELMOORE STRATEGY(R) FUND
                         KELMOORE STRATEGY(R) EAGLE FUND
                        KELMOORE STRATEGY(R) LIBERTY FUND


                             Principal Distributor:
                        Kelmoore Investment Company, Inc.
                             2471 East Bayshore Road
                                    Suite 501
                               Palo Alto, CA 94303
                            Toll-free (877) 328-9456







This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus dated June 28, 2004, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. The Funds' audited financial statements included in their annual report to shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectus, annual report and semi-annual report can be obtained without charge by contacting either the dealer through whom you purchased shares or the Distributor at the telephone number or address above.

                                TABLE OF CONTENTS


                                                                          PAGE

Kelmoore Strategic Trust................................................     1

Investment Strategies and Related Risks ................................     1

Other Strategies........................................................     3

Investment Restrictions ................................................     4

Management of the Trust.................................................     5

Trustees and Officers...................................................     5

Investment Advisor......................................................    10

Other Services..........................................................    13


Purchases and Redemptions and Delivery of Shareholder Documents ........    17

Valuation...............................................................    18


Taxes...................................................................    18

Brokerage ..............................................................    20


Shares of Beneficial Interest...........................................    21

Financial Statements ...................................................    22

Appendix A - Proxy Voting Policies and Procedures.......................   A-1

                            KELMOORE STRATEGIC TRUST


Kelmoore Strategic Trust (the "Trust") is a Delaware statutory trust organized on December 1, 1998 as an open-end management investment company. The Trust employs Kelmoore Investment Company, Inc., a registered investment adviser and broker-dealer, as its investment advisor (the "Advisor") and distributor (the "Distributor") to its three series, each of which is non-diversified: the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund, and the Kelmoore Strategy(R) Liberty Fund (each a "Fund" and collectively the "Funds").


                     INVESTMENT STRATEGIES AND RELATED RISKS


The Prospectus discusses each Fund's investment objective and its principal investment policies and principal strategies to be employed to achieve that objective. This section contains supplemental information concerning types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.


Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks.


Options on Securities. The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Advisor to predict future price fluctuations.


Each Fund may write (sell) call and put options on any security in which it may invest. These options may be listed on securities exchanges. Exchange-traded standard and FLEX options in the United States are issued and guaranteed by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, removes the counterparty risk to every OCC-issued option transaction.

Each Fund receives a premium for each option it writes. The premium received reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.


All call and put options written by each Fund are covered (or secured). A written call option is typically covered by maintaining the securities subject to the option in a segregated account or by having the right to purchase the securities through an immediate conversion of the securities. A written call or put option may also be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the respective Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the respective Fund's net exposure on its written option position.


To seek to hedge or protect the Funds' portfolios against a decline in the value of the stocks the Funds own, the Funds may acquire put options. Purchasing put options gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of a put option generally increases as stock prices decrease. A Fund will experience a loss related to the premium paid for a put option if the option expires unexercised.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration, or by effecting a closing purchase transaction.

There is no assurance a liquid secondary market will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the respective Fund may not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions, with respect to one or more options. These special procedures may limit liquidity.

The writer of an option lacks the ability to control when an option will be exercised. Although the Funds generally only write options whose expiration dates are between one and four months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

For options except FLEX options, the OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. For FLEX options, the counterparties negotiate the expiration dates and exercise prices. Option periods usually range from 30 days to 120 days but can have longer durations. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. The premium a Fund receives for writing an option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.


Each Fund's overall return, in part, depends on the ability of the Advisor to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Advisor's strategy in terms of stock selection. To assist the Advisor in selecting which options to write, the Advisor utilizes an in-house computer program called "OPTRACKER(R)", which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires.


The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.


Each securities exchange on which certain options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Advisor may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

Concentration and Lack of Diversification. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Each Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of each Funds' total assets be represented by the types of assets that satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of each Fund's assets may be invested in the securities of any one issuer. Under the 1940 Act, if a fund that is classified as "non-diversified" for purposes of the 1940 Act is in fact diversified for such purposes for a three-year period, it will revert to "diversified" status automatically. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolios of each Fund which may adversely affect the performance of a Fund or subject it to greater price volatility than that experienced by more diversified investment companies.

                                OTHER STRATEGIES

Repurchase Agreements. The Funds may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, the Fund purchases securities with the understanding they will be repurchased by the seller at a set price on a set date. This allows the Fund to keep its assets at work but retain flexibility to pursue longer-term investments upon repurchase.

Repurchase agreements involve risks. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are below the repurchase price. If the seller becomes bankrupt, the Fund may be delayed or incur additional costs in selling the collateral. To help minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including accrued interest.


Borrowing. Each Fund may borrow money in amounts up to 10% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 10% limit as permitted by the 1940 Act (not to exceed 33 1/3% of the Fund's total assets) in order to meet redemption requests. This borrowing may be unsecured. A Fund will not make any additional purchases of securities at any time its borrowings exceed 10% of its assets. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount it has borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed is subject to interest costs that may or may not be recovered by an appreciation of the securities purchased. A Fund may also be required to maintain average balances in connection with borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. A Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies but intends to invest only in money market mutual funds as a temporary investment. As a shareholder of another investment company, the Fund, and indirectly its shareholders, bears its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund's shareholders bear directly. A Fund intends to limit its investments in securities issued by other investment companies so that immediately after a purchase of such securities is made: (1) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund may invest in money market mutual funds to the extent permitted by the 1940 Act and the rules thereunder.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities that cannot readily be sold within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Such securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.


Temporary Investments. To maintain cash for redemptions, distributions and temporary defensive purposes, each Fund may invest in money market mutual funds and in investment-grade short-term fixed income securities, including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances, and repurchase agreements.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the long-term portfolio investments owned during the reporting period. The calculation excludes all options written by the Fund that expire in less than one year.


Under certain market conditions, a Fund's portfolio turnover rate is likely to be higher than that of other mutual funds. This would be the case, for example, if a Fund writes a substantial number of call options and the market prices of the underlying securities rise, causing the options to be exercised. The Funds may also engage in short-term trading (purchase and sale of security in a relatively brief period of time) in response to stock market conditions or changes in economic trends and developments. A 100% annual turnover rate occurs if all of a Fund's securities were replaced one time during a one-year period.

High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for a Funds' shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. For the fiscal year ended February 29, 2004, the portfolio turnover for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, on an annualized basis, was 153.30%, 152.84% and 193.32%, respectively.


Other Investments. Subject to prior disclosure to shareholders, the Board of Trustees (the "Board") may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. For each Fund, the following investment restrictions are considered fundamental, which means they may be changed only by approval of the holders of a majority of the respective Fund's outstanding shares, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of such Fund's outstanding shares.

1. A Fund may not purchase securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered part of any industry.

2. A Fund may not borrow money or issue senior securities, except to the extent provided by the 1940 Act.

3. A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

4. A Fund may not purchase, sell or invest in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

5.   A Fund may not invest in commodities or commodity futures contracts.


6. A Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act when selling portfolio securities.



For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

Non-Fundamental Investment Restrictions. For each Fund the following restrictions are imposed by management of the Funds and may be changed by the Board without shareholder approval at any time.

1. A Fund may not borrow money, except that a Fund may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 10% of the value of the total assets of a Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

2. A Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in seven days at a price approximately equal to the price at which a Fund is valuing the security. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with options will not constitute purchasing securities on margin.

5. A Fund may not invest its assets in securities of any other investment company, except as permitted by the 1940 Act. Under the 1940 Act, a Fund may acquire securities of other investment companies if, immediately after such acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets of any one investment company, or (3) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets.

Shareholders should understand that all investments involve risks and that there can be no guarantee against loss resulting from an investment in a Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of the investment.

                             MANAGEMENT OF THE TRUST


The Board is responsible for overseeing and monitoring the management of the Trust and the Funds. The Board meets periodically throughout the year to oversee each Fund's operations, review contractual arrangements with companies that provide services to the Funds and review each Fund's performance. The Board elects the officers of the Trust to supervise actively its day-to-day operations.


The Trustees and officers of the Trust and their ages, addresses and principal occupations during the past five years are set forth below. Their titles may have varied during the five-year period.

                                TERM OF                                    NUMBER OF
                                OFFICE                                  PORTFOLIOS IN
                                  AND                                        FUND
  NAME, AGE, ADDRESS AND       LENGTH OF                                    COMPLEX        OTHER DIRECTORSHIPS/
   POSITION(S) WITH              TIME          PRINCIPAL OCCUPATION(S)    OVERSEEN BY      TRUSTEESHIPS HELD BY
          FUND                 SERVED(1)         DURING PAST 5 YEARS        TRUSTEE              TRUSTEE(3)
          ----                 ------            -------------------        -------              -------
---------------------------------------------------------------------------------------------------------------------
                                             DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------


Jeffrey Ira (49)               Since 1999  Partner and Certified            Three                   None
2471 E. Bayshore Road                      Public Accountant, C.G.
#501, Palo Alto, CA  94303                 Uhlonberg LLP, a certified
Trustee                                    public accounting firm,
                                           from May 1984 to present; and City
                                           Councilman, Redwood City, CA, from
                                           November 1997 to present.


                                TERM OF                                    NUMBER OF
                                OFFICE                                  PORTFOLIOS IN
                                  AND                                        FUND
  NAME, AGE, ADDRESS AND       LENGTH OF                                    COMPLEX        OTHER DIRECTORSHIPS/
   POSITION(S) WITH              TIME          PRINCIPAL OCCUPATION(S)    OVERSEEN BY      TRUSTEESHIPS HELD BY
          FUND                 SERVED(1)         DURING PAST 5 YEARS        TRUSTEE              TRUSTEE(3)
          ----                 ------            -------------------        -------              -------
---------------------------------------------------------------------------------------------------------------------
                                             DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------


Ignatius J. Panzica (60)       Since 1999  Self-Employed from               Three                   None
2471 E. Bayshore Road                      November 1997 to present;
#501, Palo Alto, CA  94303                 Formerly, President and
Trustee                                    Chief Executive Officer of
                                           Custom Chrome, Inc., a
                                           supplier of motorcar parts
                                           and accessories, from May
                                           1969 to November 1997.

Stephen W. Player (63)         Since 1999  Associate Director of            Three                   None
2471 E. Bayshore Road                      Planned Giving, Stanford
#501, Palo Alto, CA  94303                 University, from August
Trustee                                    2000 to present; Formerly,
                                           Attorney and Owner, Law
                                           Offices of Stephen W.
                                           Player, from March 1994 to
                                           August 2000.

Kenneth D. Treece (59)         Since 1999  Chief Executive Officer,         Three       Director, Tiua, Inc., a
2471 E. Bayshore Road                      SBMC Corporation, a                          company selling home vacuum
#501, Palo Alto, CA  94303                 precision sheet metal                        sealing equipment.
Trustee                                    producer, from May 1996 to
                                           present; Formerly, Chief
                                           Executive Officer, The Gluers,
                                           a trade bindery, from
                                           August 1988 to August 1997.

----------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES(2)
----------------------------------------------------------------------------------------------------------------------


Richard D. Stanley (71)        Since 1999  Corporate Trainer, Kelmoore          Three                 None
2471 E. Bayshore Road                      Investment Company, Inc., an
#501, Palo Alto, CA  94303                 investment advisor, from
Chairman and Trustee                       September 2000 to present and
                                           President of Naranja, Inc.,
                                           an investment and consulting
                                           corporation, from October
                                           1994 to present.


Matthew Kelmon (35)            Since 1999  Senior Executive Vice                Three                 None
2471 E. Bayshore Road                      President of Trading,
#501, Palo Alto, CA  94303                 Kelmoore Investment Company,
President and Chief                        Inc., an investment advisor,
Executive Officer,                         from April 1994 to present;
Trustee                                    Formerly, an Account
                                           Executive, M.L. Stern & Co.,
                                           Inc., a bond dealer, from
                                           June 1993 to April 1994.


                                TERM OF                                    NUMBER OF
                                OFFICE                                  PORTFOLIOS IN
                                  AND                                        FUND
  NAME, AGE, ADDRESS AND       LENGTH OF                                    COMPLEX        OTHER DIRECTORSHIPS/
   POSITION(S) WITH              TIME          PRINCIPAL OCCUPATION(S)    OVERSEEN BY      TRUSTEESHIPS HELD BY
          FUND                 SERVED(1)         DURING PAST 5 YEARS        TRUSTEE              TRUSTEE(3)
          ----                 ------            -------------------        -------              -------
----------------------------------------------------------------------------------------------------------------------
                                      EXECUTIVE OFFICER(S) WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------


Tamara Beth Wendoll (33)       Since 1999  Senior Executive Vice                 N/A                   N/A
2471 E. Bayshore Road                      President and Director of
#501, Palo Alto, CA  94303                 Marketing,
Secretary and Treasurer                    Kelmoore Investment Company,
                                           Inc., an investment advisor,
                                           from March 1999 to present;
                                           Formerly, Vice President of
                                           Investment Advisory Services,
                                           Josephthal & Co., a NYSE
                                           broker/dealer, from August
                                           1997 to March 1999 and Vice
                                           President, Director of Asset
                                           Management, First Allied Securities,
                                           a national independent broker/dealer,
                                           from August 1994 to March 1999.


* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1) Each Trustee holds office for life or until his/her successor is duly elected and qualified, the Trustee resigns, or the Trust terminates. Each officer holds office until his/her successor is elected and qualified.

(2) Messrs. Stanley and Kelmon are considered "interested persons" of the Trust because each is an employee and/or officer of the Advisor.

(3) Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

COMMITTEES


The Board of Trustees has a Nominating Committee, comprised of Messrs. Panzica, Treece and Player. The Nominating Committee is responsible for the selection and nomination of disinterested Trustees. During the fiscal year ended February 29, 2004, there were no meetings of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

The Board of Trustees has an Audit Committee, comprised of Messrs. Ira, Panzica, and Treece. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the independent auditors regarding the scope and results of the audit. During the fiscal year ended February 29, 2004, there were two meetings of the Audit Committee.

The Board of Trustees has a Valuation Committee, comprised of Messrs. Kelmon, Stanley and Treece. The Valuation Committee is responsible for fair valuing any investment of the Trust for which market quotations are not readily available. During the fiscal year ended February 29, 2004, there were no meetings of the Valuation Committee.


SECURITY AND OTHER INTERESTS


The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2003.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                       DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND OF THE        TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE                                TRUST                                    INVESTMENT COMPANIES
=====================================================================================================================
INTERESTED TRUSTEES
-------------------

William H. Barnes*                              None                                            None


Richard D. Stanley          $10,001 - $50,000 in Kelmoore Strategy(R)Fund                  $10,001 - $50,000


Matthew Kelmon                $1 - $10,000 in Kelmoore Strategy(R)Fund                    $50,001 - $100,000
                        $50,001 - $100,000 in Kelmoore Strategy(R)Eagle Fund


DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                   $1 - $10,000 in Kelmoore Strategy(R)Fund                       $1 - $10,000

Ignatius J. Panzica         $10,001 - $50,000 in Kelmoore Strategy(R)Fund                  $10,001 - $50,000

Stephen W. Player           $10,001 - $50,000 in Kelmoore Strategy(R)Fund                  $10,001 - $50,000

Kenneth D. Treece                               None                                            None


*Mr. Barnes resigned as an Interested Trustee of the Trust on February 25, 2004.

The following table sets forth, for the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, the value of securities that the Trustee or their immediate family members owned beneficially or of record, as of December 31, 2003, in the Trust's Advisor or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor.

                                NAME OF OWNERS AND                       TITLE OF      VALUE OF
NAME OF TRUSTEE                 RELATIONSHIPS TO TRUSTEE    COMPANY      CLASS         SECURITIES   PERCENT OF CLASS
=====================================================================================================================
DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                                N/A                  N/A          N/A          None             N/A

Ignatius J. Panzica                        N/A                  N/A          N/A          None             N/A

Stephen W. Player                          N/A                  N/A          N/A          None             N/A

Kenneth D. Treece                          N/A                  N/A          N/A          None             N/A


COMPENSATION. The table that follows sets forth the compensation paid to Trustees of the Trust for the fiscal year ended February 29, 2004. The Trust does not compensate the officers for the services they provide. Each Trustee of the Fund who is not an affiliated person of the Advisor or Distributor, as defined in the 1940 Act, receives an annual retainer of $8,000 per year (payable in equal installments at the end of each quarter) plus reimbursement for certain travel and other out-of-pocket expenses incurred with attending such meetings. The Trust does not have any retirement plan for the Trustees.

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL    FROM TRUST AND FUND
      NAME OF PERSON          COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPLEX PAID TO
       AND POSITION                 TRUST             TRUST EXPENSES           RETIREMENT            TRUSTEES*
---------------------------- --------------------- ---------------------- --------------------- ---------------------
INTERESTED TRUSTEES
-------------------
William H. Barnes                    None                  None                   None                  None

Richard D. Stanley                   None                  None                   None                  None

Matthew Kelmon                       None                  None                   None                  None

DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                         $8,000                 None                   None                 $8,000

Ignatius J. Panzica                 $8,000                 None                   None                 $8,000

Stephen W. Player                   $8,000                 None                   None                 $8,000

Kenneth D. Treece                   $8,000                 None                   None                 $8,000



*The total amount compensated to the Trustees for their service on the Trust's Board and the Board of any other investment company in the fund complex.

As of June 7, 2004, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds. As of June 7, 2004, Kelmoore Investment Company owned less than 5% of the shares of the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund.

As of June 7, 2004, the following persons owned of record or beneficially 5% or more of the voting securities of a particular Fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders:


THE KELMOORE STRATEGY(R) FUND - CLASS A

SHAREHOLDER                                               PERCENTAGE OWNED
-----------                                               ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      7.39%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.

JACKSONVILLE, FL 32246




THE KELMOORE STRATEGY(R) FUND - CLASS C

SHAREHOLDER                                               PERCENTAGE OWNED
-----------                                               ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      8.21%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246

THE KELMOORE STRATEGY(R) EAGLE FUND - CLASS A

SHAREHOLDER                                               PERCENTAGE OWNED
-----------                                               ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      5.58%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246



THE KELMOORE STRATEGY(R) EAGLE FUND - CLASS C

SHAREHOLDER                                               PERCENTAGE OWNED
-----------                                               ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      8.31%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246




THE KELMOORE STRATEGY(R) LIBERTY FUND - CLASS A

SHAREHOLDER                                               PERCENTAGE OWNED
-----------                                               ----------------


MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      8.88%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.

JACKSONVILLE, FL 32246



THE KELMOORE STRATEGY(R) LIBERTY FUND - CLASS C

SHAREHOLDER                                               PERCENTAGE OWNED
-----------                                               ----------------


MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      18.49%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.

JACKSONVILLE, FL 32246


Investment Advisor. The Trust has employed Kelmoore Investment Company, Inc. (the "Advisor") as its investment advisor. The Advisor, an SEC registered investment advisor organized in 1992, has been managing the Kelmoore Strategy(R) Fund, a series of the Trust, since May 3, 1999, the Kelmoore Strategy(R) Eagle Fund, another series of the Trust, since June 29, 2000, and the Kelmoore Strategy(R) Liberty Fund, a third series of the Trust, since December 26, 2000. The Advisor also has managed the Kelmoore Strategy(R) Variable Fund, a series of another open-end mutual fund since, November 27, 2000, and the Kelmoore Strategy(R) Variable Eagle Fund, another series of that trust, since November 27, 2000, each a series of a mutual fund whose shares are available only through the purchase of a variable annuity contract or variable life insurance policy issued through a separate account of insurance companies and through qualified retirement plans. As of June 9, 2004, the Advisor managed approximately $498 million of assets, consisting of brokerage accounts and the assets of the Trust, and the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund. Ralph M. Kelmon is the Chief Executive Officer and Chairman of the Board of the Advisor. Through his ownership and voting control of more than 25% of the outstanding shares of the Advisor, Mr. Kelmon is considered to control the Advisor. Mr. Kelmon is the father of Matthew Kelmon, the President and primary portfolio manager for the Funds.

The Advisor manages each Fund's investments consistent with its investment objectives, policies, and limitations. The Advisor also makes recommendations with respect to other aspects and affairs of the Fund. The Advisor also furnishes the Funds with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Funds are borne by the Funds. The Advisor also supervises the provision of services by third parties such as the Funds' transfer agent and custodian. Under the Investment Advisory Agreement, the Advisor will not be liable for any error of judgment or mistake of fact or law or for any loss by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.


For providing investment advisory and other services and assuming certain Fund expenses, each Fund is obligated to pay the Advisor a monthly fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. The Advisor has contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Fund for the period of effectiveness of the prospectus, so that the total ordinary operating expenses for this period will not exceed 2.00% for Class A and 2.75% for Class C. The Advisor has also contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund for the period of effectiveness of the prospectus, so that the total ordinary operating expenses of each Fund will not exceed 2.25% for Class A shares and 3.00% for Class C shares. Each waiver and reimbursement described above is subject to reimbursement by the applicable Fund within the following three years, to the extent such reimbursement by a Fund would not cause its total operating expenses to exceed any current expense limitation. The Advisor has also agreed to reimburse all expenses incurred in connection with the organization of the Funds, subject to recoupment described above.

For the fiscal year ended February 29, 2004, the Advisor earned and waived the amounts indicated below with respect to its advisory services to the Funds.


=========================================================================================================
                                                    GROSS ADVISORY       ADVISORY               NET
                                                     FEES EARNED           FEES              ADVISORY
                      FUND                                                WAIVED           FEES RECEIVED
=========================================================================================================

KELMOORE STRATEGY(R)FUND                               $1,955,002            $0              $1,955,002
------------------------

---------------------------------------------------------------------------------------------------------

KELMOORE STRATEGY(R)EAGLE FUND*                        $1,150,640            $0              $1,150,640
-------------------------------

---------------------------------------------------------------------------------------------------------

KELMOORE STRATEGY(R)LIBERTY FUND                        $352,556           $36,538            $316,018
--------------------------------

---------------------------------------------------------------------------------------------------------
TOTALS                                               $3,458,198           $36,538           $3,421,660
------                                               ==========           =======           ==========

---------------------------------------------------------------------------------------------------------


* For the fiscal year ended February 29, 2004, the Advisor recouped $171,356 of previously waived expenses.


For the fiscal year ended February 28, 2003, the Advisor earned and waived the amounts indicated below with respect to its advisory services to the Funds.

=========================================================================================================
                      FUND                          GROSS ADVISORY       ADVISORY               NET
                                                     FEES EARNED           FEES              ADVISORY
                                                                          WAIVED           FEES RECEIVED
=========================================================================================================

KELMOORE STRATEGY(R)FUND                              $1,887,108                $0          $1,887,108

---------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                          $469,488           $59,216            $410,272
---------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                        $253,941           $76,822            $177,119
---------------------------------------------------------------------------------------------------------
TOTALS                                                $2,610,537          $136,038           $2,474,499
                                                      ==========          ========           ==========
---------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2002, the Advisor earned and waived the amounts indicated below with respect to its advisory services to the Funds.

=========================================================================================================
                      FUND                          GROSS ADVISORY       ADVISORY               NET
                                                     FEES EARNED           FEES              ADVISORY
                                                                          WAIVED           FEES RECEIVED
=========================================================================================================

KELMOORE STRATEGY(R)FUND                               $2,853,201              $0            $2,853,201
---------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                            318,527               0               318,527
---------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                           84,551          84,551                     0
---------------------------------------------------------------------------------------------------------
TOTALS                                                 $3,256,279         $84,551            $3,171,728
                                                       ==========         =======            ==========
---------------------------------------------------------------------------------------------------------



The Investment Advisory Agreement (the "Agreement") for the Kelmoore Strategy(R) Fund was initially approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund, on March 22, 1999. The Board approved the same Agreement for Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund on May 8, 2000 and August 14, 2000, respectively. The Agreement was reapproved by the Board on February 25, 2004. The Agreement, as it applies to each Fund, is for a term of one year and continues in effect from year to year thereafter if such continuance is approved annually by the Board or by a vote of a majority of the outstanding shares of the respective Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party to the Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without penalty by the Board, by vote of a majority of the outstanding shares of the respective Fund or by the Advisor, upon sixty days' written notice. The Agreement terminates automatically if assigned.

In evaluating and reapproving the Agreement, the Board reviewed and considered materials furnished by the Advisor including information regarding the Advisor, its and the Trust's affiliates and personnel, operations and financial condition. The Board discussed with representatives of the Advisor the operations of the Funds and the capabilities of the Advisor to provide advisory and other services to the Funds. Among other information, the Board reviewed information regarding: the investment performance of the Funds compared with other funds using somewhat similar investment strategies (there being no funds with substantially similar strategies); the fee charged by the Advisor for investment advisory services, as well as, other collateral benefits received by the Advisor relating to its advisory services; the projected total operating expenses of the Funds; the investment performance, fees and total expenses of investment companies with somewhat similar objectives and strategies managed by other investment advisers; any future economies of scale projected to be realized by the Advisor and the Funds as asset levels increase; the experience of the investment advisory and other personnel providing services to the Funds, the historical quality of the services provided by the Advisor and its overall profitability; and the profitability to the Advisor of managing the Funds and the methodology in allocating expenses to the management of the Funds and compared such profitability with available industry profitability data.

The Board specifically considered the following as relevant to their recommendations, but did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered:
(1) the favorable history, reputation, qualification and background of the Advisor, as well as the qualifications of its personnel and financial condition;
(2) the reasonableness of the advisory fee and expense ratios of the Funds given the quality of services expected to be provided and are comparable to the fee and expense ratios of somewhat similar investment companies (in particular, the Board discussed and viewed favorably the willingness of the Advisor to limit the total expense ratios of certain funds as set forth in this SAI); (3) the performance of the Funds since commencement of operations compared with other investment companies and unmanaged indices and that the Funds have operated within their investment objectives and their track record of compliance with investment restrictions; (4) the high quality of managerial services provided by the Advisor in an increasingly regulated industry versus the managerial services of investment advisers with investment portfolios that are similar to the Funds; and (5) other factors that the Board deemed relevant. The Board deemed each of these factors to be relevant to their considerations of the Agreement.

Pursuant to the Agreement and subject to the supervision of the Trustees of the Trust, the Advisor shall (1) provide a continuous investment program for each Fund; (2) determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash and (3) take such steps as are necessary to implement an overall investment plan for each Fund. The Advisor may delegate any or all of its responsibilities to one or more sub-advisers, subject to the approval of the Board. The day-to-day operations of the Funds are delegated by the Board to the Advisor's officers and service providers. All contractual arrangements with service providers must be approved by the Board and the Board determines that each material contract, including its terms and the quality of the services provided, are in the best interest of the Funds. The Board also evaluates the quality and cost of these services and the Board determines that quality services are being provided upon terms that are fair to shareholders.

Code of Ethics. To mitigate the possibility that the Funds will be adversely affected by the personal trading of employees, the Trust, the Advisor and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act ("Part I" of the Code). The Part I of the Code contains policies restricting trading in securities (including securities that may be purchased or held by the Funds' portfolios) in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. Part I requires all access persons to obtain prior clearance before engaging in personal securities transactions and contains other restrictions applicable to specified types of transactions. All employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust has adopted Part II of its Code, applicable to the Trust's principal executive and financial officers to promote honest and ethical conduct, including ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting to an appropriate person or persons identified in the Part II Code of violations of
Part II of the Code; and, accountability for adherence to Part II of the Code. Any material violation of Part I or Part II of the Code is reported to the Board. The Board also reviews the administration of the Code on an annual basis.


Expenses. In addition to fees of the Advisor, each Fund is responsible for payment of the following, including, but not limited to: fees and expenses of disinterested Trustees (including any independent counsel to the disinterested Trustees); fees and expenses for independent audits and auditors; legal fees; interest expenses; fees and commissions; taxes; insurance premiums; charges of administrators, custodians and transfer agents or other service providers; bookkeeping expenses; and costs of obtaining quotations for portfolio securities and the pricing of Fund shares.


Proxy Voting. The Trust, on behalf of each of the Funds, has adopted the Advisor's proxy voting policies and procedures, which are used to determine how to vote proxies relating to a Fund's portfolio securities. A summary of the Trust's proxy voting policies and procedures may be found in Appendix A to this SAI. Information regarding how the Fund's proxies relating to its portfolio securities were voted during the most recent 12-month period ended June 30th is available without charge on the Trust's website at www.kelmoore.com, and on the SEC's website at www.sec.gov.


Name. The word "Kelmoore" is used by the Trust with the Advisor's consent, and the Trust has a non-exclusive license to use the name "Kelmoore Strategy(R)" and the word "Kelmoore" in the name of any Fund. If the Advisor ceases to be the investment advisor of the Funds, the Advisor may require the Trust and the Funds to delete the word "Kelmoore" from their names and cease to otherwise use the word "Kelmoore."

                                 OTHER SERVICES


The Distributor. Kelmoore Investment Company, Inc., registered as a broker-dealer with the SEC, has its principal offices at 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303 (the "Distributor") serves as the distributor (principal underwriter) of each Fund's shares, which are offered on a continuous basis.

The Distributor serves as the principal distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds. The Distribution Agreement is renewable annually provided its renewal is approved by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of parties to the Distribution Agreement and who have no direct or indirect financial interest in the Distribution Agreement or any related distribution plan. The Distribution Agreement may be terminated at any time, without the payment of a penalty, on sixty days written notice by the Distributor, by the disinterested Trustees or by the vote of the holders of the lesser of: (a) 67% of the Trust's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Trust. The Distribution Agreement automatically terminates if it is assigned. The Distributor does not receive any fee or other compensation under the Distribution Agreement other than fees it receives in accordance with the Distribution Plan described below.


Shares of the Funds may also be sold by selected broker-dealers, which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of the shares of the Funds, which are continually offered at net asset value, next determined. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation is calculated as a percentage of Fund shares sold by the firm.


Distribution Plan. The Trust has adopted a distribution plan dated February 18, 2000, as amended August 14, 2000, in accordance with Rule 12b-1 under the 1940 Act for the Class A shares of each Fund (the "Class A Plan") and a different distribution plan for the Class C shares of each Fund (the "Class C Plan", collectively with the Class A Plan, the "Plans"). The initial sole shareholder of the Kelmoore Strategy(R) Fund approved the Plans on March 25, 1999. The initial sole shareholder of the Kelmoore Strategy(R) Eagle Fund approved the Plans on June 28, 2000. The initial sole shareholder of the Kelmoore Strategy(R) Liberty Fund approved the Plans on December 26, 2000. The Plans permit the Funds to pay the Distributor for its services related to sales and distribution of shares and provision of ongoing services to Fund shareholders.

Under the Class A Plan, each Fund is required to reimburse the Distributor for payments to dealers or others, a monthly fee not to exceed 0.25% per annum of the average daily net assets of the Class A shares.

Under the Class C Plan, (a) each Fund is required to reimburse the Distributor a monthly fee not to exceed 0.75% per annum of the average daily net assets of the Class C shares; and (b) in addition to the amounts described in (a) above, each Fund is required to reimburse the Distributor for payments to dealers or others, a monthly fee not to exceed 0.25% per annum of the average daily net assets of the Class C shares, as a service fee.

The fees payable under the Class A Plan and section (a) of the Class C Plan are used to reimburse the Distributor for any expenses primarily intended to result in the sale of each Fund's shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholder reports to other than existing shareholders of the Funds.

The fees payable under section (b) of the Class C Plan, are used to reimburse the Distributor for any expenses for personal service and/or the maintenance of shareholder accounts, including, but not limited to: payments made to broker-dealers of other financial institutions and industry professionals for providing administrative support services to the holders of the Funds' shares.


All such expenses covered by the Plans shall be deemed incurred whether paid directly by the Distributor or by a third party to the extent reimbursed therefor by the Distributor.


The Distributor provides the Board for their review, on a quarterly basis, a written report of the amounts expended and the purposes therefore under the Plans.

The Plans are subject to annual approval by the Board. The Plans are terminable at any time, without penalty, by a vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plan was last approved by the Board on February 25, 2004. Pursuant to the Plans, a new Trustee who is not an interested person (as defined in the 1940
Act) must be nominated by existing Trustees who are not interested persons. Any change in the Plans that would materially increase the cost of a Plan to the Funds require shareholder approval; otherwise, the Plans may be amended in a material way by Trustees and the non-interested Trustees at a meeting called for the purpose of voting on any amendment.


Although there is no obligation for the Funds to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plans, if a Plan is terminated, the Trustees will consider how to treat such expenses. All distribution expenses in excess of the fee rates provided for in the Plans may be carried forward and resubmitted in a subsequent fiscal year provided that (1) distribution expenses cannot be carried forward for more than three years following initial submission; and (2) the non-interested Trustees determine at the time of initial submission that the distribution expenses are appropriate to be reimbursed. Distribution expenses will be paid on a first-in, first-out basis.


Because amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the non-interested Trustees has a financial interest in the operation of either Plan.


The Plans were adopted because of their anticipated benefit to the Funds. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in the Funds' ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, and greater flexibility in achieving investment objectives.


For the fiscal year ended February 29, 2004, the Kelmoore Strategic Trust - Class A shares paid fees under its Rule 12b-1 Plan consisting of payments of approximately: $- 0 - for advertising; $- 0 - for printing and mailing of prospectuses; $- 0 - for compensation to the Distributor; $414,618 for compensation to broker-dealers; and $- 0 - for compensation to sales personnel. For the fiscal year ended February 29, 2004, the Kelmoore Strategic Trust - Class C shares paid fees under its Rule 12b-1 Plan consisting of payments of approximately: $- 0 - for advertising; $- 0 - for printing and mailing of prospectuses; $- 0 - for compensation to the Distributor; $1,628,376 for compensation to broker-dealers; and $- 0 - for compensation to sales personnel.

The aggregate dollar amounts of sales charges for Class A shares for the fiscal years ending February 28, 2002, 2003 and February 29, 2004 were $3,853,466, $1,867,411 and $4,588,743, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the fiscal years ending February 28, 2002, 2003 and February 29, 2004 were $462,245, $235,221 and $488,738, respectively.

For the fiscal year ended February 29, 2004, the Distributor received the amount indicated below with respect to its commissions and other compensation received.

=================================================================================================================
                                          NET UNDERWRITING     COMPENSATION ON
                                            DISCOUNTS AND      REDEMPTIONS AND        BROKER            OTHER
      NAME OF PRINCIPAL UNDERWRITER          COMMISSIONS         REPURCHASES        COMMISSIONS      COMPENSATION
=================================================================================================================

KELMOORE INVESTMENT COMPANY, INC.              $488,738              $0                 $ 0                $0

-----------------------------------------------------------------------------------------------------------------

Transfer Agent. PFPC Inc. ("PFPC"), located at 760 Moore Road, King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Trust. As part of these services, PFPC maintains records pertaining to the sale and redemption of Fund shares and will distribute the Funds' cash dividends to shareholders.

Administrative Services. PFPC also serves as the administrator for the Trust. The services include the day-to-day administration of matters necessary to the Funds' operations, maintenance of its records and books, preparation of reports, and assistance with compliance monitoring of its activities.


For the fiscal year ended February 29, 2004, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.


=============================================================================================================

                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
=============================================================================================================
KELMOORE STRATEGY(R)FUND                                $173,308               $0               $173,308
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                           117,094                0                117,094
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                          53,190                0                 53,190
-------------------------------------------------------------------------------------------------------------
TOTALS                                                  $343,592               $0                $343,592
                                                        ========                                 ========
-------------------------------------------------------------------------------------------------------------


For the fiscal year ended February 28, 2003, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

=============================================================================================================

                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
=============================================================================================================
KELMOORE STRATEGY(R)FUND                               $173,384              $0                $173,384
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                           68,782               0                  68,782
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                         37,448               0                  37,448
-------------------------------------------------------------------------------------------------------------
TOTALS                                                 $279,614              $0                $279,614
                                                       ========                                ========
-------------------------------------------------------------------------------------------------------------


For the fiscal year ended February 28, 2002, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

=============================================================================================================

                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
=============================================================================================================
KELMOORE STRATEGY(R)FUND                                $223,782               $0                $223,782
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                            46,802                0                  46,802
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                          25,569                0                  25,569
-------------------------------------------------------------------------------------------------------------
TOTALS                                                  $296,153               $0                $296,153
                                                        ========                                 ========
-------------------------------------------------------------------------------------------------------------


Accounting Services. PFPC also serves as the accounting agent for the Fund and maintains the accounting books and records of the Fund, calculates the Funds' net asset value in accordance with the provisions of the Fund's current Prospectus and prepares for the Fund approval and use various government reports, tax returns, and proxy materials.


For the fiscal year ended February 29, 2004, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.


=============================================================================================================

                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
=============================================================================================================
KELMOORE STRATEGY(R)FUND                                $78,386              $0               $78,386
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                           63,411               0                63,411
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                         50,229               0                50,229
-------------------------------------------------------------------------------------------------------------
TOTALS                                                 $192,026              $0              $192,026
                                                       ========                              ========
-------------------------------------------------------------------------------------------------------------


For the fiscal year ended February 28, 2003, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.

=============================================================================================================

                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
=============================================================================================================
KELMOORE STRATEGY(R)FUND                                $77,018              $0                $77,018
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                           54,930               0                54,930
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                         47,011               0                47,011
-------------------------------------------------------------------------------------------------------------
TOTALS                                                 $178,959             $0               $178,959
                                                       ========                              ========
-------------------------------------------------------------------------------------------------------------


For the fiscal year ended February 28, 2002, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.

=============================================================================================================

                                                         GROSS           ADMINISTRATIVE             NET
                                                     ADMINISTRATIVE           FEES            ADMINISTRATIVE
                      FUND                            FEES EARNED            WAIVED            FEES RECEIVED
=============================================================================================================
KELMOORE STRATEGY(R)FUND                                $81,808              $0                $81,808
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)EAGLE FUND                           45,422               0                 45,422
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)LIBERTY FUND                         42,460               0                 42,460
-------------------------------------------------------------------------------------------------------------
TOTALS                                                 $169,690              $0               $169,690
                                                       ========                               ========
-------------------------------------------------------------------------------------------------------------


Custodian and Custody Administrator. PFPC Trust Company, the Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153, is custodian of the Funds' assets pursuant to a custodian agreement. Under the custodian agreement, PFPC Trust Company (1) maintains a separate account or accounts in the name of the Funds separate from the accounts of any other customer and from PFPC Trust Company's own accounts, (2) holds and transfers portfolio securities on account of the Funds, (3) accepts receipts and make disbursements of money on behalf of the Funds, (4) collects and receives all income and other payments and distributions on account of the Funds' securities and (5) makes periodic reports to the Trustees concerning the Funds' operations.


Independent Registered Public Accounting Firm. The independent registered public accounting firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, has been designated as independent auditors for the Trust. PricewaterhouseCoopers LLP performs annual audits of the Funds, is periodically called upon to provide accounting and tax advice, and provides assistance and consultation in connection with the review of certain SEC filings, all as approved by the Trust's Audit Committee.

Legal Counsel. Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415 serves as legal counsel for the Trust and the disinterested Trustees.


          PURCHASES, REDEMPTIONS AND DELIVERY OF SHAREHOLDER DOCUMENTS

Redemptions in Kind. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Funds may limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of existing shareholders. If the recipient sold such securities, a brokerage charge might be incurred.

Telephone Instructions. Neither the Funds nor PFPC will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, PFPC will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. All telephone conversations with PFPC will be recorded.

Systematic Withdrawal Plan. Shareholders who own $5,000 or more of a Fund's shares, valued at the Fund's current net asset value, and who wish to receive periodic payments from their account(s) may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. Participants in this plan will receive monthly, quarterly, semi-annual, or annual checks in the amount designated. The minimum withdrawal amount is $100. This amount may be changed at any time. Dividends and capital gains distributions on a Fund's share in the Systematic Withdrawal Plan are automatically reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares owned by the participant. The redemption of shares will result in a gain or loss that is reportable by the participant on its income tax return, if the participant is a taxable entity.

Redemptions required for payments may reduce or use up the participant's investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Systematic Withdrawal Plan payments cannot be considered as yield or income on the investment.

PFPC, as agent for the participant, may charge for services rendered to participants. No such charge is currently assessed, but such a charge may be instituted by PFPC upon written notice to participants. The plan may be terminated at any time without penalty upon written notice by the participants, the Funds, or PFPC.

Delivery of Shareholder Documents: To reduce expenses, we mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.


                                    VALUATION


The Funds' securities are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Valuation Committee under procedures approved by the Board of Trustees. Equity securities traded on any U.S. or foreign exchange are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Exchange traded options are valued at the last sale price in the market where such options are principally traded or, if no sale occurs, at the mean between the last bid and asked price. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board.

Since the Funds generally purchase highly liquid domestic equity securities that trade on major U.S. exchanges, it is unlikely that the Committee will be required to use the fair valuation procedures. Fair valuations are generally needed in circumstances where market quotations for portfolio securities are not readily available or where such quotations do not, in the opinion of the Committee, reflect the current market value as of the time the Fund's portfolio securities are being priced. Fair market valuations seek to estimate the price as of the time the remaining securities held by a Fund are priced. The fair valuation may not necessarily match the market price of a security when trading resumes.

When the Funds write a put or call option, it records the premium received as an asset and equivalent liability, and, thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.


                                      TAXES


Below is a summary of certain material U.S. federal income tax issues concerning the Funds and their investments as well as the purchase, ownership, and disposition of Fund shares. This summary does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Funds. Each of the Funds is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to qualify as a regulated investment company each year to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, in general, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, as of the end of each fiscal quarter, (1) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).


If a Fund qualifies as a regulated investment company and distributes annually in a timely manner at least 90% of its investment company taxable income (which includes, among other items, dividends, interests, and net short-term capital gains) (the "90% distribution requirement"), it will not be required to pay federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) that it distributes to its shareholders. A Fund will be required to pay federal income tax at its regular corporate rates on any amount of its investment company taxable income and net capital gain not distributed to shareholders. In addition, if a Fund fails to satisfy certain additional distribution requirements, it may also be subject to a nondeductible 4% federal excise tax on certain undistributed earnings of regulated investment companies. To avoid this 4% federal excise tax, a Fund must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years. Each Fund generally will endeavor to distribute to its shareholders substantially all of its investment company taxable income and net capital gain, if any, for each taxable year so that it will not incur any significant federal income or excise taxes on its earnings.

If a Fund fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a regulated investment company, it will be required to pay federal income tax at the regular corporate rates on all of its income and capital gains regardless of any amounts distributed to its shareholders. In addition, all of its distributions will constitute ordinary income to its shareholders to the extent of the Fund's earnings and profits. (In contrast, as discussed below, if a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, a portion of its dividends properly designated as capital gain dividends may be treated as long-term capital gains by its shareholders.)

The remainder of this summary assumes that each Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement for each taxable year.

Options. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option will be extinguished. Any such gain or loss generally will be a short-term capital gain or loss for federal income tax purposes. If a call option that the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchases upon exercise of the option. If the Fund exercises a put option purchased by it, and the underlying security is sold, the proceeds from such sale will be reduced by the amount of the premium paid to acquire such put option, and the Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security). If a put option purchased by the Fund is not exercised and expires, or if the Fund effects a closing sale transaction, the Fund will realize a capital loss (or a capital gain in the case of a closing sale transaction where the proceeds exceed the original premium paid), which capital loss (or gain) will be long-term or short-term, depending on the holding period of the put option. The Fund's transactions in options may be subject to other special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Distributions. Distributions of investment company taxable income (i.e., net investment income plus net short-term capital gain) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or reinvested in Fund shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Funds from U.S. corporations, may be eligible, subject to certain limitations, for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Funds, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption or sale of shares of the Funds, a shareholder will realize a taxable gain or loss , which will be measured by the difference between the shareholder's adjusted basis in the shares redeemed or sold and the proceeds received from the redemption or sale. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such capital gain or loss will generally be a long-term capital gain or loss if the shareholder held the shares redeemed or sold for more than one year; otherwise, such gain or loss will generally be a short-term capital gain or loss. Any loss realized on a redemption or sale of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the redemption or sale of such shares. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. The Funds generally will be required to withhold federal income tax at a rate of 30% ("backup withholding") from dividends, capital gain distributions, and redemption proceeds paid to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be refunded or credited against the shareholder's federal income tax liability, if any, provided the correct information is provided to the IRS.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

                                    BROKERAGE


The Funds place all of their securities transactions, including transactions involving options, through Kelmoore Investment Company, Inc. (the "Advisor"), a registered broker-dealer ("Kelmoore"), in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. The Board of Trustees approved this policy because of the Advisor's options trading and risk management skills. These procedures, which have been adopted by the Board of Trustees, including a majority of the disinterested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to Kelmoore (or any affiliate) are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions. The Funds will not deal with Kelmoore (or any affiliate) in any transaction in which the Advisor (or any affiliate) acts as principal, except in accordance with rules promulgated by the Securities and Exchange Commission. For the fiscal year ended February 29, 2004, the

Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund paid $5,872,765, $3,673,718 and $688,009, respectively, in brokerage commissions to Kelmoore which constitutes 100% of the commissions paid by each Fund. For the fiscal year ended February 28, 2003, the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund paid $7,896,473, $1,743,347 and $611,851, respectively, in brokerage commissions to Kelmoore which constitutes 100% of the commissions paid by each Fund. For the fiscal year ended February 28, 2002, the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund paid $11,662,804, $1,327,826 and $229,244, respectively, in brokerage commissions to Kelmoore which constitutes 100% of the commissions paid by each Fund.

The Advisor uses non-affiliated brokers, dealers or members of a securities exchange to clear portfolio transactions on behalf of the Funds and, like Kelmoore, such firms receive commissions for executing the Funds' securities transactions. In effecting the purchase or sale of portfolio securities through non-affiliated brokers, dealers, or members of an exchange, the Trust's policy is for the Advisor to seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if the rate is reasonable in relation to brokerage and research services provided to the Trust or the Advisor by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability and liquidity of options transactions and to securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Advisor may use brokerage and research services provided to it by brokers and dealers in providing services to all of its clients. For the Funds' fiscal years ended February 29, 2004 and February 28, 2003 and 2002, Kelmoore paid $1,768,710, $2,575,415 and
$3,261,520, respectively, in brokerage commissions to non-affiliated brokers for clearing services, on behalf of the Funds, which constitutes 17%, 25% and 25%, respectively, of the commissions paid by each Fund.


The Advisor currently manages private accounts that employ investment strategies similar to those used by the Funds. At times, investment decisions may be made to purchase or sell the same security for the Funds and one or more of the other clients advised by the Advisor.

                          SHARES OF BENEFICIAL INTEREST

There are no conversion or preemptive rights, nor are there cumulative voting rights, in connection with any shares of the Funds. Each of the Funds' shares has equal voting rights. Each shareholder receives one vote for each share of the Funds owned, and each fractional share is entitled to a proportionate fractional vote. Each issued and outstanding share of a class of the Funds is entitled to participate equally in dividends and distributions declared and in the net assets of the Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Under Delaware law, shareholders are liable for the obligations of the Fund only to the extent of their investment in the Fund.

All issued and outstanding shares of the Funds will be fully paid and non-assessable and will be redeemable at net asset value per share. The interests of shareholders in the Fund are maintained in the record books of the Funds, and no share certificate or certificates are issued.

The authorized capitalizations of each of the Funds consist of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board has authorized three series with two classes of shares issued currently. The Board has authority, without necessity of a shareholder vote, to create any number of new series or classes of shares at any time in the future. The establishment and offering of additional funds will not alter the rights of the Trust's shareholders.

Unless otherwise required by the 1940 Act, the Trust is not required and does not intend to hold regular annual shareholder meetings. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Funds to hold a special meeting of shareholders for purposes of removing a Trustee. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Funds' outstanding shares. In addition, the Board of Trustees has agreed to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders. Special shareholder meetings may also be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract.

                              FINANCIAL STATEMENTS


Reports to Shareholders. The audited financial statements and notes thereto for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund contained in the Annual Report to Shareholders dated February 29, 2004, are incorporated by reference into this Statement of Additional Information and have been audited by PricewaterhouseCoopers LLP, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein.

                                   APPENDIX A
                      PROXY VOTING POLICIES AND PROCEDURES

The Trust is the legal owner of each Fund's portfolio securities. Accordingly, the Trust's Board, acting on behalf of the Trust and each of its series, has the legal right and the fiduciary obligation to vote proxies relating to the Funds' portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has adopted Proxy Voting Policies and Procedures with respect to the voting of proxies relating to portfolio securities held by the Funds.

The policy of the Trust is to delegate the responsibility for voting proxies relating to the portfolio securities held by the Funds to Institutional Shareholder Services, Inc. ("ISS"), subject to the Board's continuing oversight. ISS will vote such proxies in accordance with the Proxy Voting Procedures that are available on the Trust's website at www.kelmoore.com, which have been adopted by the Board. The delegation by the Board to ISS of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time by written notice to ISS.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.       OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent
     o Fees for non-audit services are excessive, or
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse
     o Implement or renew a dead-hand or modified dead-hand poison pill
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     o Failed to act on takeover offers where the majority of the shareholders tendered their shares
     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:


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

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     o Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
     o Majority of independent directors on board
     o All-independent key committees
     o Committee chairpersons nominated by the independent directors
     o CEO performance reviewed annually by a committee of outside directors
     o Established governance guidelines
     o Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry; management's track record
     o Background to the proxy contest
     o Qualifications of director nominees (both slates)


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

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.       MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o Purchase price
     o Fairness opinion
     o Financial and strategic benefits
     o How the deal was negotiated


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

     o Conflicts of interest
     o Other alternatives for the business
     o Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o Impact on the balance sheet/working capital
     o Potential elimination of diseconomies
     o Anticipated financial and operating benefits
     o Anticipated use of funds
     o Value received for the asset
     o Fairness opinion
     o How the deal was negotiated
     o Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o Dilution to existing shareholders' position
     o Terms of the offer
     o Financial issues
     o Management's efforts to pursue other alternatives
     o Control issues
     o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o The reasons for the change
     o Any financial or tax benefits
     o Regulatory benefits
     o Increases in capital structure
     o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

       Capital Structure model
     o Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits
     o Offer price
     o Fairness opinion
     o How the deal was negotiated
     o Changes in corporate governance
     o Change in the capital structure
     o Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o Tax and regulatory advantages
     o Planned use of the sale proceeds
     o Valuation of spinoff
     o Fairness opinion
     o Benefits to the parent company
     o Conflicts of interest
     o Managerial incentives
     o Corporate governance changes
     o Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.       STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.       CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders
     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
     o Cash compensation, and
     o Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o Historic trading patterns
     o Rationale for the repricing
     o Value-for-value exchange
     o Option vesting
     o Term of the option
     o Exercise price
     o Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     o Purchase price is at least 85 percent of fair market value
     o Offering period is 27 months or less, and
     o Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o Purchase price is less than 85 percent of fair market value, or
     o Offering period is greater than 27 months, or
     o VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     o Whether the proposal mandates that ALL awards be performance-based
     o Whether the proposal extends beyond executive awards to those of lower-ranking employees

     o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm
     o The triggering mechanism should be beyond the control of management
     o The amount should not exceed three times base salary plus guaranteed benefits

9.     SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
     o The availability and feasibility of alternatives to animal testing to ensure product safety, and
     o The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance
     o The company's standards are comparable to or better than those of peer firms, and
     o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:


     o Whether the proposal focuses on a specific drug and region
     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
     o Whether the company already limits price increases of its products
     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
     o The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     o The costs and feasibility of labeling and/or phasing out
     o The nature of the company's business and the proportion of it affected by the proposal
     o The proportion of company sales in markets requiring labeling or GMO-free products
     o The extent that peer companies label or have eliminated GMOs
     o Competitive benefits, such as expected increases in consumer demand for the company's products

     o The risks of misleading consumers without federally mandated, standardized labeling
     o Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o The extent that peer companies have eliminated GMOs
     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
     o Whether the company has adequately disclosed the financial risks of its subprime business
     o Whether the company has been subject to violations of lending laws or serious lending controversies
     o Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     o Whether the company complies with all local ordinances and regulations
     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
     o The risk of any health-related liabilities.

Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
     o Whether the company has gone as far as peers in restricting advertising

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
     o Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     o The percentage of the company's business affected
     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPINOFF TOBACCO-RELATED BUSINESSES:

     o The percentage of the company's business affected
     o The feasibility of a spinoff
     o Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     o Whether there are publicly available environmental impact reports;
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
     o The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
     o Environmentally conscious practices of peer companies, including endorsement of CERES
     o Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     o The company's level of disclosure lags that of its competitors, or
     o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o The nature of the company's business and the percentage affected
     o The extent that peer companies are recycling
     o The timetable prescribed by the proposal
     o The costs and methods of implementation
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     o The nature of the company's business and the percentage affected
     o The extent that peer companies are switching from fossil fuels to cleaner sources
     o The timetable and specific action prescribed by the proposal
     o The costs of implementation
     o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o The relevance of the issue to be linked to pay
     o The degree that social performance is already included in the company's pay structure and disclosed
     o The degree that social performance is used by peer companies in setting pay
     o Violations or complaints filed against the company relating to the particular social performance measure
     o Artificial limits sought by the proposal, such as freezing or capping executive pay
     o Independence of the compensation committee
     o Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities, and
     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations, and
     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o The nature and amount of company business in that country
     o The company's workplace code of conduct
     o Proprietary and confidential information involved
     o Company compliance with U.S. regulations on investing in the country
     o Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
     o Agreements with foreign suppliers to meet certain workplace standards
     o Whether company and vendor facilities are monitored and how
     o Company participation in fair labor organizations
     o Type of business
     o Proportion of business conducted overseas
     o Countries of operation with known human rights abuses
     o Whether the company has been recently involved in significant labor and human rights controversies or violations
     o Peer company standards and practices
     o Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations
     o The company has no recent human rights controversies or violations, or
     o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o Company compliance with or violations of the Fair Employment Act of 1989
     o Company antidiscrimination policies that already exceed the legal requirements
     o The cost and feasibility of adopting all nine principles
     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
     o The potential for charges of reverse discrimination

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
     o The level of the company's investment in Northern Ireland
     o The number of company employees in Northern Ireland
     o The degree that industry peers have adopted the MacBride Principles
     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o Whether the company has in the past manufactured landmine components
     o Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o What weapons classifications the proponent views as cluster bombs
     o Whether the company currently or in the past has manufactured cluster bombs or their components
     o The percentage of revenue derived from cluster bomb manufacture
     o Whether the company's peers have renounced future production

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o The information is already publicly available or
     o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business or
     o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o The degree of board diversity
     o Comparison with peer companies
     o Established process for improving board diversity
     o Existence of independent nominating committee
     o Use of outside search firm
     o History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o The company has well-documented equal opportunity programs
     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o The composition of senior management and the board is fairly inclusive
     o The company has well-documented programs addressing diversity initiatives and leadership development
     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     o Whether the company's EEO policy is already in compliance with federal, state and local laws
     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
     o The industry norm for including sexual orientation in EEO statements
     o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.      MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o Board structure
     o Director independence and qualifications
     o Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     o Are interested directors and sit on the audit or nominating committee, or
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o Past performance as a closed-end fund
     o Market in which the fund invests
     o Measures taken by the board to address the discount
     o Past shareholder activism, board activity
     o Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o Past performance relative to its peers
     o Market in which fund invests
     o Measures taken by the board to address the issues
     o Past shareholder activism, board activity, and votes on related proposals
     o Strategy of the incumbents versus the dissidents
     o Independence of directors
     o Experience and skills of director candidates
     o Governance profile of the company
     o Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o Proposed and current fee schedules
     o Fund category/investment objective
     o Performance benchmarks
     o Share price performance compared to peers
     o Resulting fees relative to peers
     o Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o Stated specific financing purpose
     o Possible dilution for common shares
     o Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o Potential competitiveness
     o Regulatory developments
     o Current and potential returns
     o Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-

BY-CASE basis, considering the following factors:

     o The fund's target investments
     o The reasons given by the fund for the change
     o The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o Political/economic changes in the target market
     o Consolidation in the target market
     o Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     o Potential competitiveness
     o Current and potential returns
     o Risk of concentration
     o Consolidation in target industry


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o Strategies employed to salvage the company
     o The fund's past performance
     o Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o The degree of change implied by the proposal
     o The efficiencies that could result
     o The state of incorporation
     o Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
     o Removal of shareholder approval requirement for amendments to the new declaration of trust
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
     o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o Regulations of both states
     o Required fundamental policies of both states

     o Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o Fees charged to comparably sized funds with similar objectives
     o The proposed distributor's reputation and past performance
     o The competitiveness of the fund in the industry
     o Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o Resulting fee structure
     o Performance of both funds
     o Continuity of management personnel
     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o Performance of the fund's NAV
     o The fund's history of shareholder relations
     o The performance of other funds under the advisor's management.

                            KELMOORE STRATEGIC TRUST
                           PART C - OTHER INFORMATION

Item 23. EXHIBITS:

(a)(1) Certificate of Trust dated December 1, 1998 -- Incorporated by reference to the Initial Registration Statement as filed with the SEC on December 21, 1998.

(a)(2) Agreement and Declaration of Trust as amended March 22, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(b) By-Laws as amended March 22, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(c)      Instruments Defining Rights of Security Holders -- not applicable.

(d)(1) Investment Advisory Agreement dated March 22, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(d)(2) Schedule I of the Investment Advisory Agreement as amended May 8, 2000 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(d)(3) Schedule I of the Investment Advisory Agreement as amended August 14, 2000 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(e)(1) Distribution Agreement dated March 22, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(e)(2) Schedule A of Distribution Agreement as amended May 8, 2000 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(e)(3) Schedule A of Distribution Agreement as amended August 14, 2000 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(f)      Bonus or Profit Sharing Contracts -- none.

(g)(1) Custodian Services Agreement dated April 30, 2003 - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on April 29, 2003.

(g)(2)   Amendment to the Custodian Services Agreement is filed herewith.


(h)(1) Services Agreement dated May 3, 1999 -- Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 25, 1999.

(h)(2) Schedule A of the Services Agreement as amended May 8, 2000 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(h)(3) Amendment No. 2 to the Services Agreement -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.


(h)(4) Amendment dated July 24, 2002 to the Services Agreement dated May 3, 1999 between the Registrant and PFPC Inc. (formerly, First Data Investor Services Group, Inc.) - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on April 29, 2003.

(h)(5) Amendment dated October 1, 2003 to the Services Agreement dated May 3, 1999 is filed herewith.


(i)(1) Legal Opinion dated March 30, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(i)(2) Legal Opinion dated June 26, 2000 -- Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(j)(1) Consent of PricewaterhouseCoopers LLP, independent auditors, is filed herewith.

(j)(2) Consent of Sutherland Asbill & Brennan LLP, Trust Counsel, is filed herewith.

(k)      Omitted Financial Statements -- not applicable.

(l) Initial Capital Agreements dated March 25, 1999 -- Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(m)(1) Rule 12b-1 Plan of Distribution and Service Plan for Class C Shares dated October 24, 1999, as amended August 14, 2000 -- Incorporated by reference to

         Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(m)(2) Rule 12b-1 Plan of Distribution Plan for Class A Shares dated October 24, 1999, as amended August 14, 2000 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(n) Rule 18f-3 Plan dated October 24, 1999, as amended August 14, 2000 -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.




(p) Code of Ethics of the Trust, the Advisor and the Distributor is filed herewith.

         Powers of Attorney dated November 13, 2000 are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC on December 26, 2000.


Item 24. Persons Controlled by or under Common Control with Registrant. -- Not Applicable.

Item 25. Indemnification.

         The Agreement and Declaration of Trust (Article IV, Section 3) of the Trust provides that, in the event a Trustee, officer, employee or agent of the Trust is sued for his or her activities concerning the Trust, the Trust will indemnify that person to the fullest extent permitted by law except if that person has been found by a court or body before which the proceeding was brought to have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

         The Registrant has purchased Errors and Omissions insurance with Directors and Officers liability coverage.

Item 26. Business and Other Connections of the Investment Advisor.

         Kelmoore Investment Company, Inc. (the "Advisor"), is primarily engaged in the brokerage and investment advisory business. The Advisor serves as investment advisor to the Funds and to Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, series of a mutual fund whose shares are available only through the purchase of a variable annuity contract or variable life insurance policy issued through a separate account of an insurance company.


         To the knowledge of the Registrant, none of the directors or executive officers of the Advisor, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature with respect to publicly traded companies for their own account or in the capacity of director, officer, employees, partner or trustee.

                         POSITIONS AND OFFICES WITH        PRINCIPAL BUSINESS(ES) DURING THE
NAME                     ADVISOR                           LAST TWO FISCAL YEARS
David M. Bowen           Director                                          --

Richard G. Hajjar        Director                                          --

Russell Fujioka          Director                                          --

Matthew Kelmon           Director and Senior Executive     Trustee, President and Chief
                         Vice President of Trading         Executive Officer, Kelmoore Strategic
                                                           Trust

Ralph M. Kelmon          Chairman of the Board and                         --
                         Chief Executive Officer

A. Duncan King           Director                                          --

David R. Moore           Director                                          --

Norman H. Moore, Jr.     Executive Vice President and                      --
                         Compliance Officer

Scott Rodde              Director                                          --

Michael Romanchak        Director and Senior Executive     Chairman of the Board of Trustees,
                         Vice President of Insurance       Kelmoore Strategy(R) Variable Trust
                         Products

Lisa A. Vanderweil       Director                                          --

Tamara Beth Wendoll      Director and Senior Executive     Secretary and Treasurer, Kelmoore
                         Vice President of Operations      Strategic Trust
                         and Marketing
                                                           Secretary, Kelmoore Strategy(R)

Shawn K. Young           Director, Treasurer and Chief     Variable Trust
                         Financial Officer                 Trustee, President and Treasurer,
                                                           Kelmoore Strategy(R)Variable Trust

                                                           Trustee and Chair of the Finance
                                                           Committee, Seven Hills School

Item 27. Principal Underwriters.

         (a) Kelmoore also serves as the distributor of the shares of the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund, each series of an open-end investment management company, Kelmoore Strategic Trust, and Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, mutual funds available only through the purchase of a variable annuity contract or variable life insurance policy issued through a separate account of an insurance company. Kelmoore also currently acts as the principal underwriter for Kelmoore Covered Writing Fund, K2 LP, a California Limited Partnership.

         (b) The following table sets forth information concerning each director and officer of Kelmoore.

Name and Principal       Positions and Offices                    Positions and Offices
Business Address*        with Kelmoore                            with Registrant
------------------       ---------------------                    ---------------------



Ralph M. Kelmon          Chairman of the Board and                      None
                         Chief Executive Officer

Michael Romanchak        Director and Senior Executive                  None
                         Vice President of Insurance Products


Richard G. Hajjar        Director                                       None

Russell Fujioka          Director                                       None


David R. Moore           Director                                       None

David M. Bowen           Director                                       None

A. Duncan King           Director                                       None


Norman H. Moore, Jr.     Executive Vice President-              Compliance Officer
                         and Compliance Officer

Lisa A. Vanderweil       Director                                       None


Matthew Kelmon           Director and Senior                   President and Trustee
                         Executive Vice President
                         of Trading

Scott Rodde                       Director                              None

Name and Principal       Positions and Offices                    Positions and Offices
Business Address*        with Underwriter                         with Registrant
-----------------        ---------------------                    ---------------------


Tamara Beth Wendoll      Director and Senior                      Secretary and Treasurer
                         Executive Vice President of
                         Operations and Marketing


Shawn K. Young           Director, Treasurer and Chief                 None
                         Financial Officer

*All addresses are 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303 unless otherwise indicated.

         (c)      Not applicable.

Item 28. Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by
         Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Advisor, 2471 East Bayshore Road, Suite 501, Palo Alto, California 94303; by the Trust's Administrator, Transfer Agent, and Fund Accounting Agent, PFPC, 760 Moore Road, King of Prussia, PA 19406-0903; and by the Trust's Custodian, PFPC Trust Company, The Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153.

Item 29. Management Services. Not Applicable.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 10 to its Registration Statement under the Securities Act of 1933 and Amendment No. 11 to its Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto and State of California on the 28th day of June, 2004.


                                     KELMOORE STRATEGIC TRUST
                                     (Registrant)

                                     /s/ Matthew Kelmon
                                     -----------------------------
                                     By: Matthew Kelmon, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement of the Kelmoore Strategic Trust has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                      TITLE                        DATE



/s/ Matthew Kelmon             President and                June 28, 2004
--------------------------     and Trustee
Matthew Kelmon


/s/ Tamara Beth Wendoll        Secretary, Treasurer and     June 28, 2004
--------------------------     Chief Financial Officer
Tamara Beth Wendoll





*Richard D. Stanley            Trustee                      June 28, 2004
--------------------------
Richard D. Stanley


*Jeffrey Ira                   Trustee                      June 28, 2004
--------------------------
Jeffrey Ira


*Kenneth D. Treece             Trustee                      June 28, 2004
--------------------------
Kenneth D. Treece


*Ignatius J. Panzica           Trustee                      June 28, 2004
--------------------------
Ignatius J. Panzica


*Stephen W. Player             Trustee                      June 28, 2004
--------------------------
Stephen W. Player



*By: /s/ Matthew Kelmon
     ---------------------
     Matthew Kelmon,
     as Attorney-in-Fact

                            KELMOORE STRATEGIC TRUST

                            EXHIBIT INDEX TO PART "C"
                                       OF
                             REGISTRATION STATEMENT



Exhibit No.       Description
-----------       -----------


(g)(2)            Amendment to the Custodian Services Agreement

(h)(5)            Amendment to the Services Agreement


(j)(1)            Consent of PricewaterhouseCoopers LLP

(j)(2)            Consent of Sutherland Asbill & Brennan LLP


(p)               Code of Ethics of the Trust, the Advisor and the Distributor